As filed electronically with the Securities and Exchange Commission on December 21, 2005

File Nos.  33-73832

811-8268

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Post-Effective Amendment No.  30

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No.  35

FIRSTHAND FUNDS

(Exact name of Registrant as Specified in Charter)

125 South Market, Suite 1200, San Jose, California 95113

(Address of Principal Executive Offices)

(408) 294-2200

Registrant’s Telephone Number, including Area Code

Kevin M. Landis

Firsthand Capital Management, Inc.

125 South Market, Suite 1200, San Jose, California 95113

(Name and Address of Agent for Service)

Copies of all communications to:

Kelvin K. Leung, Esq.

Firsthand Capital Management, Inc.

125 South Market, Suite 1200, San Jose, California 95113

Patrick J. Keniston, Esq.

BISYS Fund Services Ohio, Inc.

100 Summer Street, Suite 1500, Boston, Massachusetts 02110

Steven G. Cravath, Esq.

Morrison & Foerster LLP

2000 Pennsylvania Avenue, NW, Washington, DC 20006-1888

It is proposed that this filing will become effective (check appropriate box):

☒  immediately upon filing pursuant to paragraph (b) of Rule 485

☐  on                              pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  on                           pursuant to paragraph (a)(1) of Rule 485

☐  75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐  on                                 pursuant to paragraph (a)(2) of Rule 485

PART A

Prospectus

PROSPECTUS

Firsthand Funds

Firsthand Health Sciences Fund

December 21,  2005

Firsthand Funds has registered each mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (the “SEC”). That registration does not imply, however, that the SEC endorses the Fund.

An investment in the Fund is not a deposit of a bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Privacy Policy Notice enclosed.

Table of Contents

Privacy Policy Notice	3

The Fund

Investment Objective, Principal Investment Strategies,
Principal Investment Risks, and Fund Performance
Firsthand Health Sciences Fund	4
Fund Fees and Expenses	6
Additional and Principal Investment Strategies and Associated Risks	6
Fund Management	8
Portfolio Holdings	10
Operation of the Fund	10

Your Account

Doing Business with Firsthand	11
How to Purchase Shares	11
Exchanging and Selling Shares	14
Shareholder Services	16
Account Policies	18
Distributions and Taxes	19
Pricing of Fund Shares	20

Financial Highlights

Firsthand Health Sciences Fund	21

This prospectus contains important information about the investment objective, strategies, and risks of the Fund that you should understand before you invest. Please read this prospectus carefully and keep it with your investment records. The Fund is non-diversified and has as its investment objective long-term growth of capital.

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Privacy Policy Notice

Firsthand is committed to protecting the privacy of the shareholders of Firsthand Funds. This notice describes our privacy policy.

To administer and service your account, we collect nonpublic personal information about you from account applications and other related forms. We also keep records of your transactions.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. To process your requests and transactions, the law permits us to disclose nonpublic personal information about you to our service providers (such as Firsthand Funds’ transfer agent and distributor). We prohibit our service providers from using the information that they receive from us for any purpose other than to provide service for your Firsthand Funds’ account.

We designed our privacy policy to protect your personal information. We restrict access to your nonpublic personal information to authorized employees and service providers (as described above). We maintain physical, electronic, and procedural safeguards that comply with federal privacy standards to guard your nonpublic information.

This Privacy Policy Is Not Part of the Prospectus

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FIRSTHAND HEALTH SCIENCES FUND

INVESTMENT OBJECTIVE  The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES  Under normal circumstances, we invest at least 80% of the Fund’s assets in companies principally engaged in the research, development, production or distribution of products and services in the biotechnology, pharmaceutical, healthcare and medical industries (collectively “health sciences”). The Fund considers a company to be principally engaged in health sciences if it derives at least 50% of its annual revenues from the provision of such products and services or has at least 50% of its assets in such products or services. These companies may be U.S. or foreign companies and include, among others, pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies, and health care service providers. The Fund invests its assets primarily in equity securities of companies in the health sciences sector that we believe have strong potential for capital appreciation. Because there are no market capitalization restrictions on the Fund’s investments, the Fund may purchase stocks of small-, mid-, and large-cap companies.

Utilizing a due diligence process covering a number of key factors, the Fund’s Investment Adviser, Firsthand Capital Management, Inc. (the “Investment Adviser”) selects sub-advisers to manage the Fund’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, investment expertise, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the Fund. The Investment Adviser normally allocates the Fund’s assets to two sub-advisers. The Investment Adviser monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Firsthand Funds (the “Trust”)’s board of trustees.

The sub-advisers select securities through fundamental analysis of target companies, reviewing factors such as: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), balance sheet strength, the competitive environment, product development, marketing acumen, and management strength and vision.

The Fund is non-diversified, which means that it may invest in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in the health sciences sector. Although some of the Fund’s holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund’s investments.

PRINCIPAL INVESTMENT RISKS

General Risk. Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in the Fund with significant common stock holdings in the health sciences sector.

Regulatory Risk. In addition, the value of the Fund’s shares is particularly vulnerable to factors affecting the health sciences sector which is strongly affected by worldwide scientific or

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technological developments. Products may rapidly become obsolete and are also often dependent on the developer’s ability to receive patents from regulatory agencies and then to enforce them in the market. A healthcare company’s valuation can often be based largely on the potential or actual performance of a limited number of products. A healthcare company’s valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many healthcare companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

Non-diversification Risk. The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

Small-Cap Companies Risk. The Fund may invest a substantial portion of its assets in small-capitalization companies. Although smaller companies may have potential for rapid growth, they are subject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

Foreign Securities Risk.  The Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the-counter-markets.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies.  Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes.  Such taxes may reduce the net return to the Fund’s shareholders.  Foreign securities are often denominated in a currency other than the U.S. Dollar.  Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values, which may decline against the U.S. dollar.  Although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

New Fund Risk.  The Fund is a new fund and has no operating history.  Therefore, it is possible that the Fund may not be able to achieve its investment objective.

Please see “Additional and Principal Investment Strategies and Associated Risks” for more information.

From time to time, the Investment Adviser may close and reopen the Fund to purchases by new and/or existing investors.

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FUND PERFORMANCE

The Fund is new and therefore does not have a full calendar year of operations to report.

FUND FEES AND EXPENSES

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Fund	Sales Load Imposed on Purchases	Sales Load Imposed on Reinvested Distributions	Deferred Sales Load	Exchange Fee	Redemption Fee
Firsthand Health Sciences Fund	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Fund	Management Fee	Distribution (12b-1) Fee	Other Expenses*	Total Annual Fund Operating Expenses**
Firsthand Health Sciences Fund	1.50%	None	0.45%	1.95%

*  “Other Expenses” are based on estimated amounts for the current fiscal year.

**   Under the Investment Advisory Agreement, the Investment Adviser has agreed to reduce its fees and/or make expense reimbursements so that the Fund’s total annual operating expenses are limited to 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

EXAMPLE:  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs might be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years
Firsthand Health Sciences Fund	$198	$612

ADDITIONAL AND PRINCIPAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS

EQUITY SECURITIES  The Fund may invest in equity securities, which include common stock, convertible long-term corporate debt obligations, preferred stock, convertible preferred stock, and warrants. The securities we select for the Fund’s investment are typically traded on a national securities exchange, the Nasdaq system, or over-the-counter. In the Fund’s investment

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portfolio, we may include securities of both large, well-known companies as well as smaller, lesser-known companies.

Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions, and other factors beyond our control. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.

Some securities are not traded actively and may be difficult to sell. Although profits in some of the Fund’s holdings may be realized quickly, it is not expected that most of the Fund’s investments will appreciate rapidly.

ILLIQUID SECURITIES  The Fund will not invest in an illiquid security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. Generally, a security is considered illiquid if it cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. Any increase in the percentage of the Fund’s net assets in illiquid securities due to changes in portfolio securities values, a decrease in net assets, or other circumstances will not be considered when determining whether the Fund is in compliance with the foregoing limitation on investments in illiquid securities.

PORTFOLIO TURNOVER RISK  The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses that must be borne by the Fund and its shareholders. It may also result in higher short-term capital gain to the Fund that is taxable to shareholders as ordinary income when distributed. It is anticipated that the Fund’s portfolio turnover rate may exceed 100%.

IPOs  The Fund may purchase shares in initial public offerings (“IPOs”), which can be risky. Because the price of IPO shares may be volatile, the Fund may hold IPO shares for a very short time. This may increase the turnover rate of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. When it sells IPO shares, the Fund may realize a capital gain that must be distributed to shareholders.

CHANGING INVESTMENT OBJECTIVE  The investment objective of the Fund can be changed without shareholder approval, subject to Board approval and the provision of 60 days’ advance written notice to shareholders.

TEMPORARY DEFENSIVE MEASURES  For defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash or money market instruments. This may help the Fund minimize or avoid losses during adverse market, economic, or political conditions. While in a temporary defensive mode, the Fund may not be able to achieve its investment objective.

CONCENTRATION POLICY  The Fund is non-diversified and concentrates its investments in a single sector. When a Fund concentrates its investments in a single sector, adverse market conditions within that sector may have a more significant impact on a Fund than they would on a Fund that does not concentrate its investments. However, we currently believe that investments

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by the Fund in a target group of healthcare industries may offer greater opportunities for growth of capital than investments in other industries. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

WHY WE BUY

The Fund’s portfolio managers each evaluate company fundamentals when selecting stocks for the portfolio. Several factors may be examined, including strength of technology, competitiveness of products, barriers to entry (including patents and other intellectual property rights), balance sheet strength, market leadership, and management strength and vision. The portfolio managers buy a company’s stock for the Fund when they believe the company’s fundamental worth is not currently reflected in the market price (i.e. the stock is undervalued).  One or more of the Fund’s portfolio managers may also use quantitative screening methods as part of their stock selection process.

WHY WE SELL

The Fund’s portfolio managers may sell securities of a company if they determine that:

•                  The current market price exceeds the fundamental worth of the company,

•                  Alternative investments present better potential for appreciation.

The portfolio managers may also sell a security owned by the Fund when there is a negative development in the company’s competitive, regulatory, or economic environment; deterioration of a company’s growth prospects or financial situation; or for other reasons.

FUND MANAGEMENT

The Manager

Firsthand Funds retains Firsthand Capital Management, Inc., 125 South Market Street, Suite 1200, San Jose, CA 95113, to manage the investments of the Fund. Firsthand Capital Management, Inc. (the “Investment Adviser”) is an investment adviser registered under the Investment Advisers Act of 1940. Kevin M. Landis, who also serves as a Trustee of the Trust, controls the Investment Adviser. Mr. Landis is the Chief Investment Officer of the Investment Adviser, a position he has held since 1994.

As manager, the Investment Adviser has a variety of responsibilities for the general management and administration of the Trust and the Fund, including the selection of sub-advisers. The Investment Adviser plays an active role in monitoring the Fund and sub-advisers and uses various systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Investment Adviser also monitors each sub-adviser’s portfolio management team to ensure that investment activities remain consistent with the Funds’ investment style and objectives.

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Beyond performance analysis, the Investment Adviser monitors significant changes that may impact the sub-adviser’s overall business. The Investment Adviser monitors continuity in the subadviser’s operations and changes in investment personnel and senior management. The Investment Adviser also performs annual due diligence reviews with each sub-adviser.

In its capacity as manager, the Investment Adviser obtains detailed, comprehensive information concerning Fund and sub-adviser performance and Fund operations that is used to supervise and monitor the sub-advisers and the Fund operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which Fund performance is measured.

The Investment Adviser selects sub-advisers from a pool of candidates to manage the Fund. The Investment Adviser may add to, dismiss or substitute for the sub-advisers responsible for managing the Fund’s assets subject to the approval of the Trust’s board of Trustees. The Investment Adviser also has discretion to allocate the Fund’s assets among the Fund’s sub-advisers. The Investment Adviser recommends sub-advisers for the Fund to the Board of Trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Fund is not associated with any one portfolio manager, and benefit from specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Investment Adviser does not expect to recommend frequent changes of sub-advisers.

The Investment Adviser [has received] an exemptive order from the SEC to permit it and the Board of Trustees to select and replace the Fund’s sub-advisers and to amend the sub-advisory agreements between the Investment Adviser and the sub-advisers without obtaining shareholder approval. Accordingly, the Investment Adviser is able, subject to the approval of the Board of Trustees, to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval. When a new sub-adviser is retained for the Fund, shareholders would receive notice of such action. However, the Investment Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Investment Adviser (as that term is defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (“1940 Act”)) (“Affiliated Adviser”), unless the sub-advisory agreement with the Affiliated Adviser is approved by the affected fund’s shareholders.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreement with the Investment Adviser and the investment advisory agreements with the sub-advisers is available in the Trust’s Annual Report.

The Sub-advisers

Each Fund’s investments are selected by one or more sub-advisers. The following describes each sub-adviser(s), portfolio manager(s) and each portfolio manager’s business experience:

Sectoral Asset Management, LLC (“S.A.M.”) serves as a sub-adviser to the Fund. S.A.M. was established in October 2000 and is registered as an investment adviser in the United States under

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the Investment Advisers Act of 1940, as amended. S.A.M. currently serves as investment adviser to over $2.2 billion in assets. S.A.M. operates as an investment advisory firm and has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, pensions and profit sharing plans, trusts, estates, and corporations since 2000. S.A.M. is 100% employee owned and operated.

Mr. Laurent Payer, CFA is the Portfolio Manager responsible for the day-to-day operation of the portion of the Fund’s portfolio allocated to S.A.M. Mr. Payer is a Senior Portfolio Manager and joined S.A.M. in June 2003. He holds a license in Business Administration from HEC Lausanne, Switzerland and a Master’s degree in finance from San Diego State University. Prior to joining S.A.M. he worked with Lloyds TSB Bank plc in Geneva from 1996 to 2003 as a portfolio manager of the LIP Latin America Equity Fund and of the healthcare portion of the LIP North America Equity Fund.

Evergreen Investment Management Company, LLC (“EIMC”) serves as a sub-adviser to the Fund. EIMC has been managing mutual funds and private accounts since 1932 and managed over $104.6 billion in assets for the Evergreen funds as of 12/31/2004. EIMC is located in Boston, Massachusetts. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $493.3 billion in consolidated assets as of 12/31/2004. Wachovia is located in Charlotte, North Carolina.

Liu-Er Chen, CFA is the Portfolio Manager responsible for the day-to-day operation of the portion of the Fund’s portfolio allocated to EIMC.  Mr. Chen is a Managing Director for EIMC and Senior Portfolio Manager for the Evergreen Health Sciences Fund, which he has managed since its inception in 1999. Mr. Chen holds an MD from Anhui Medical University (China), an MS from the Chinese Academy of Sciences, and an MBA from Columbia University. Prior to entering the investment management field in 1995, Dr. Chen worked in a strategic planning capacity for U.S. and German pharmaceutical companies.

The Statement of Additional Information (the “SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Fund.

PORTFOLIO HOLDINGS

A description of the Firsthand Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI and on the Fund’s website at www.firsthandfunds.com.

OPERATION OF THE FUND

The investment manager to the Fund is Firsthand Capital Management, Inc. (“Investment Adviser”). The day-to-day portfolio management of the Fund is provided by one or more investment sub-advisers. Information regarding the Investment Adviser and the sub-advisers is included under “Fund Management” in this prospectus.

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ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, serves as principal underwriter and distributor for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund.

Your Account

DOING BUSINESS WITH FIRSTHAND

Visit us online:	www.firsthandfunds.com
24 hours a day, 7 days a week, you may:
• Complete an online account application*
• Review your current account balance and transaction history
• Check portfolio holdings and daily net asset values (“NAVs”)
• Buy, exchange, and sell shares of Firsthand Funds**
• Update your account information
• Request duplicate statements and tax forms
• Sign up for electronic delivery of shareholder communications
• Sign up for monthly e-mail alerts

Call us:	1.888.884.2675
• Option 2: Fund Information and Literature
• Option 3: Automated Account Information
• Option 4: Account Services

Account services representatives are available to answer your questions Monday through Friday, 5:00 A.M. to 5:00 P.M. Pacific Time. Fund information representatives are available to answer your questions Monday through Friday, 8:00 A.M. to 5:00 P.M. Pacific Time.

TTY access:	1.800.774.3114

Write to us:	Shareholder Services
Firsthand Funds
P.O. Box 8356
Boston, MA 02266-8356

*                                         For your security, all applications must be signed and mailed to Firsthand Funds; they may not be submitted electronically.

**                                  Certain restrictions, such as minimum transaction amounts, apply.  Please visit our website or call us for more information.

HOW TO PURCHASE SHARES

ACCOUNT APPLICATION  To open a new account with Firsthand Funds, please complete an account application. Call 1.888.884.2675 or visit our website at www.firsthandfunds.com for an application.

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RETIREMENT AND EDUCATION ACCOUNTS  In addition to regular (taxable) accounts, we also offer the following tax-advantaged investment options: IRAs, including Traditional IRAs, Roth IRAs, SEP-IRAs, and SIMPLE IRAs; 403(b) custodial accounts; and Coverdell Education Savings Accounts (“CESAs”). Please call Shareholder Services at 1.888.884.2675 if you would like more information about opening a retirement account.

Account Minimums*

Type of Account	Initial Investment	Additional Investment
Regular Accounts	$10,000	$50
IRAs and CESAs	$3,000	$50
403(b) Custodial Accounts	$3,000	$50

* Lower minimums may be available through brokerage firms.

There are several ways to purchase shares of the Fund. The table below describes your options.

	To Open Your Account	To Add to Your Account
By Mail

Mail your check, along with your properly completed account application, to Shareholder Services.

Make your check payable to Firsthand Funds.

No third-party checks, starter checks, foreign checks, or currency will be accepted.

Mail your check, along with an investment slip from your account statement, to Shareholder Services. If you do not have an investment slip, include a note with your name, the Fund name, and your account number.

Make your check payable to Firsthand Funds. Include your account number on your check.

No third-party checks, starter checks, foreign checks, or currency will be accepted.

By Telephone	You may not open an account by phone.

Call 1.888.884.2675, option 4, to buy additional shares. You may buy shares in amounts of at least $50 or as much as $50,000.

Telephone transactions are made by electronic funds transfer from a pre-designated bank account. Before requesting a telephone purchase, please make sure that we have your bank account information on file. If we do not have this information, please call Shareholder Services to request an application or visit our website.

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Online

At www.firsthandfunds.com, you may download Firsthand Funds’ account applications; for new accounts, you may choose the Input Online version and fill the application out online.

For security reasons, the application must be printed, signed, and mailed to Firsthand Funds; it may not be submitted electronically.

Go to www.firsthandfunds.com to visit our secure online transaction area. For more information, visit our website.

By Wire

Before we can accept your wire, you must mail in a properly completed application to Shareholder Services. Call 1.888.884.2675, option 4, for wire instructions.

Your wire must be received by 4:00 P.M. Eastern Time to receive that day’s NAV.

Call 1.888.884.2675, option 4, for wire instructions. Your wire must be received by 4:00 P.M. Eastern Time to receive that day’s NAV.

Through Your Broker	Contact your broker or financial advisor.	Contact your broker or financial advisor.

CONFIRMATION  You will receive confirmation of all transactions by mail. Certificates representing shares are not issued.

PURCHASE THROUGH YOUR BROKER  You may also purchase shares through your broker. Any order you place with a brokerage firm is treated as if it were placed directly with Firsthand Funds. You will receive the NAV next determined after Shareholder Services or Firsthand Funds receives your request from your broker. Your shares may be held in a pooled account in your broker’s name and, in most cases, your broker will maintain your individual ownership information.

Your brokerage firm is responsible for processing your order promptly and correctly, keeping you advised of the status of your account, confirming your transactions, and ensuring that you receive copies of Firsthand Funds’ prospectus and shareholder reports. When you place an order with your broker, it is the broker’s responsibility to promptly transmit properly completed orders

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to Firsthand Funds or Shareholder Services. Your broker may charge you a fee for handling your order.

ADDITIONAL PURCHASE INFORMATION  Fund shares are sold on a continuous basis at the NAV next determined after Shareholder Services or Firsthand Funds receives your properly completed purchase order. If we receive your order before the close of business on the New York Stock Exchange (normally 4:00 P.M. Eastern Time), your order will be confirmed at the NAV determined at the close of business on that day.

If your order is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by Firsthand Funds or Shareholder Services. We may deduct the losses or fees from your existing account. Firsthand Funds reserves the right to limit the amount of investments and to refuse to sell to any person. If we do not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends.

EXCHANGING AND SELLING SHARES

EXCHANGES  You may exchange all or a portion of your shares from one Firsthand Fund to another Firsthand Fund or for shares of the SSgA Money Market Fund at the current NAV. You may exchange shares by mail, by telephone, or online. Exchanges are subject to the applicable minimum initial investment and account balance requirements. Generally, the same policies that apply to purchases and redemptions, including minimum investments, apply to exchanges, since an exchange is a redemption from one Fund and a purchase into another. In particular, exchanges will be treated as a sale of shares and any gain on such transactions may be subject to federal income tax.

EXCHANGE TO THE SSgA MONEY MARKET FUND  You may also exchange your shares for shares of the SSgA Money Market Fund, which is a portfolio of the SSgA Funds, if such shares are offered in your state of residence. SSgA Funds is an open-end management investment company with multiple portfolios advised by SSgA Funds Management, Inc., One Lincoln Street, Boston, Massachusetts 02111-2900, and is not affiliated with Firsthand Funds or ALPS Distributors, Inc. Prior to making such an exchange, you should obtain and carefully read the prospectus for the SSgA Money Market Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Fund or ALPS Distributors, Inc. of an investment in the SSgA Money Market Fund.

The SSgA Money Market Fund’s investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

INVESTMENTS IN THE SSgA FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE SSgA MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

EXCHANGE FROM THE SSgA MONEY MARKET FUND  To exchange your shares of the SSgA Money Market Fund for shares of a Firsthand Fund, you must first obtain a copy of the

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Fund’s prospectus and open an account with us. To request a Firsthand Fund’s prospectus and account application, please call us or visit our website.

SELLING SHARES  Requests to sell shares are processed at the NAV next calculated after we receive your properly completed redemption request. The table below describes your options.

To Sell Shares
By Mail

Send written instructions, including your name, account number, and the dollar amount (or the number of shares) you want to sell. Be sure to include all of the necessary signatures, and a signature guarantee, if required. You must sign your request exactly as your name appears on the Trust account records.

A signature guarantee is required if you want to sell more than $50,000 worth of shares.

By Telephone

Call 1.888.884.2675, option 4, to redeem shares by telephone.

As long as your transaction is for $50,000 or less, and you have not changed the name or address on your account within the last 30 days, you can sell your shares by phone. You can request to have your payment sent to you by electronic funds transfer, wire, or mail.

You may not sell shares in an IRA or any other tax-deferred savings account by telephone. Please see your IRA booklet or call Shareholder Services for more details.

Online

Go to www.firsthandfunds.com to visit our secure online transaction area. Minimum and maximum transaction amounts apply. For more information, visit our website.

You may not sell shares in an IRA or any other tax-deferred savings account online. Please call Shareholder Services for more details.

By Electronic Funds Transfer (“EFT”)

Call or write to Shareholder Services, or visit us online to have your proceeds electronically transferred to a pre-designated bank account.

Before requesting an EFT, please make sure that we have your bank account information on file. If we do not have this information, please call 1.888.884.2675, option 4, to request an application, or visit our website.

By Wire

Please call 1.888.884.2675, option 4, or submit your request by mail.

You may request to have your proceeds wired directly to your pre-designated bank account. There is an $8 processing fee for redemptions paid by wire. Your bank may also impose a charge for processing the wire.

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Through Your Broker	Contact your broker or financial advisor.

SIGNATURE GUARANTEES  Under the following circumstances, written instructions with a signature guarantee will be required to execute your transaction:

•                  If you have changed the name(s) or address on your account within 30 days prior to a redemption request (online redemption requests will not be accepted in this type of situation);

•                  If you want payment mailed to an address other than the one we have on file for your account; or

•                  If you want a redemption check made out to someone other than the account owner.

A signature guarantee is a valuable safeguard to protect you and the Fund from fraud. You can get a signature guarantee from most banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A notary public cannot provide a signature guarantee. Firsthand Funds accept only STAMP 2000 New Technology Medallion Guarantee Stamps.

REDEMPTION PAYMENTS  Payment is normally made within seven business days after the receipt of your properly completed redemption request. In unusual circumstances, or as determined by the SEC, we may suspend redemptions or postpone the payment of proceeds.

SELLING SHARES THROUGH YOUR BROKER  You may also sell your shares through your broker.  Any order you place with a brokerage firm is treated as if were placed directly with Firsthand Funds.  You will receive the NAV next determined after Shareholder Services or Firsthand Funds receives your request from your broker.  Your brokerage firm may charge you a fee for handling your redemption.

Your brokerage firm is responsible for processing your order promptly and correctly, keeping you advised of the status of your account, confirming your transactions, and ensuring that you receive copies of Firsthand Funds’ prospectus and shareholder reports.  When you place an order with your broker, it is the broker’s responsibility to promptly transmit properly completed orders to Firsthand Funds or Shareholder Services.  Your broker may charge you a fee for handling your order.

SELLING RECENTLY PURCHASED SHARES  If you bought shares by check or electronic funds transfer, it may take up to 15 days from the date of purchase for your check or electronic funds transfer to clear. We will send your redemption payment only after check or electronic funds transfer has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

ADDITIONAL REDEMPTION INFORMATION  At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions.

SHAREHOLDER SERVICES

Firsthand Funds’ Transfer Agent, State Street Bank and Trust Company (which utilizes the services of Boston Financial Data Services), provides account and shareholder services for

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Firsthand Funds’ shareholders. The Transfer Agent processes purchases, redemptions, and exchanges; it also maintains shareholders’ accounts.

AUTOMATIC INVESTMENT PLAN  This plan offers you a convenient way to buy additional shares by allowing you to automatically transfer money from your bank account to your Firsthand Funds account either monthly (on the 15th of the month, unless you request a different date), quarterly, semi-annually, or annually. You may sign up for the Automatic Investment Plan on your account application or by calling us. You may change the amount of your investment or discontinue the plan at any time by calling us or by writing to Shareholder Services. Although the minimum monthly investment is $50, the minimum for initial investments still applies. The Transfer Agent currently pays the costs associated with these transfers, but reserves the right, upon 30 days prior written notice, to implement reasonable charges for this service.

PAYROLL DIRECT DEPOSIT PLAN  You may purchase Fund shares through direct deposit plans offered by certain private employers and government agencies. These plans enable you to have a portion of your payroll checks transferred automatically to purchase shares of the Fund. Contact your employer for additional information.

SYSTEMATIC WITHDRAWAL PLAN  This plan allows you to systematically sell your shares and receive regular payments from your account. You may arrange to receive payments monthly (on the 15th of the month, unless you request a different date), quarterly, semi-annually, or annually. Payments can be sent to you by mail or by electronic funds transfer. The minimum monthly redemption is $50, and please note that the minimum account balance still applies. The Transfer Agent currently pays the costs associated with these transfers, but reserves the right, upon 30 days prior written notice, to implement reasonable charges for this service. You may change the amount of your withdrawal or discontinue the plan at any time by calling or writing to Shareholder Services.

CHANGING BANKING INFORMATION  You may change your pre-designated bank or brokerage account at any time by writing to Shareholder Services. You must obtain a signature guarantee if you designate a bank account that includes a person who is not a registered shareholder of the Fund. Additional documentation will be required to change an account if shares are held by a corporation, fiduciary, or other organization.

TELEPHONE TRANSACTIONS  The telephone redemption and exchange privilege is automatically available to you when you open a new account. If you elect not to have telephone privileges when you open your account but later change your mind, you may write to Shareholder Services.

Processing and validating your bank account information takes about 14 business days. No telephone transactions may be initiated during this time. After your account information has been processed, you may call 1.888.884.2675, option 4, to conduct telephone transactions.

Firsthand Funds and Shareholder Services will not be liable for complying with telephone instructions we reasonably believe to be genuine. We will employ reasonable procedures to determine that telephone instructions are genuine, including requiring forms of personal identification before acting on instructions, providing written confirmation of the transactions,

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and/or recording telephone instructions. You can always decline the telephone redemption privilege on your account application, or you may call us at any time to cancel.

ACCOUNT POLICIES

MARKET TIMERS  The Board of Trustees of the Fund recognizes that the interests of long-term shareholders may be adversely affected by certain short-term trading activity. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders, and have other adverse effects on the Fund. Firsthand Funds are not intended as vehicles for market timing.  The Fund does not accommodate frequent purchases and redepmptions of Fund shares by Fund shareholders.

The Board of Trustees has adopted a policy to discourage and take reasonable steps to prevent or minimize frequent purchases and redemptions of the Fund’s shares when such trading activities may: (1) cause dilution of the value of shares held by long-term shareholders; (2) interfere with efficient portfolio management; or (3) cause brokerage commissions or administrative costs to significantly increase. There can be no assurance, however, that these practices, individually or collectively, will be totally effective in this regard because of various factors.

Firsthand Funds, through its service providers, uses various methods to detect, deter, and curtail market timing. These include monitoring all purchase and redemption activity in various omnibus accounts, direct accounts, and networked dealer accounts. Firsthand Funds may restrict or refuse purchases or exchanges from market timers. You may be considered a “market timer” by the Fund if you:

•                  Make more than two purchases and two sales in the Fund within any 90-day period, or

•                  Make more than four purchases and four sales in the Fund within any 12-month period, or

•                  Appear to follow a market-timing pattern that may adversely affect the Fund (e.g., frequent purchases and sales of Fund shares).

Systematic purchase and redemption plans are exempt from the market timing policy.

ACCOUNT MAINTENANCE FEE  Because of the disproportionately high costs of servicing accounts with low balances, we charge a $14 annual account maintenance fee for accounts in which the investment amount falls below the applicable minimum investment amount (see How to Purchase Shares). We will determine the amount of your investment in each account once per year, generally at the end of September. We will deduct the fee each year from each account with a balance below the applicable minimum investment amount at that time. Prior to assessing the aforementioned fee, however, we will notify you in writing and give you 60 days to either increase the value of your account to the minimum balance or close your account. Accounts that fall below the minimum as a result of market depreciation are not subject to this fee.

MAILINGS TO SHAREHOLDERS  All Firsthand Funds’ shareholders receive copies of prospectuses, annual reports, and semi-annual reports by mail (unless they elect to receive these documents via e-delivery). Currently, Firsthand Funds and many brokers combine the mailings of shareholders who are family members living at the same address. If you wish to opt out of this “householding” plan, you may contact your broker or call us toll-free at any time, at

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1.888.884.2675, option 4, or write to Shareholder Services. We will resume separate mailings to each member of your household within 30 days of your request.

LARGE REDEMPTIONS  Large redemptions can negatively impact the Fund’s investment strategy because the portfolio manager may need to sell securities that otherwise would not be sold to meet redemption requests. If, in any 90-day period, you redeem more than $250,000 or your redemption or series of redemptions amounts to more than 1% of the Fund’s net assets, then the Fund has the right to pay the difference between your redemption amount and the lesser of the two previously mentioned figures with securities of the Fund (a “redemption in-kind”). In the case of a redemption in-kind, you will bear the market risk between the time you receive the distributed securities and the time you dispose of the securities.  You may also incur brokerage commissions and other costs when selling the securities.  In the event you receive illiquid securities in-kind, you may not be able to sell those securities because they may be subject to resale restrictions or you may only be able to sell those securities at a substantial discount.

CUSTOMER IDENTIFICATION  We are required by law to obtain certain personal information from you which will be used to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number, and other information that will allow us to identify you.  We may also request to review other identifying documents such as a driver’s license, passport, or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. Firsthand Funds reserves the right to reject any purchase order.  Firsthand Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure resulting from a failure to provide proper personal identification.

DISTRIBUTIONS AND TAXES

FUND DISTRIBUTIONS  The Fund expects to distribute its net investment income and net realized gains annually. You may choose to receive your distributions either by check or have them reinvested. Distributions are automatically reinvested in additional shares of the Fund at its NAV on the distribution date unless you elect to have your distributions paid by check. Please call us if you wish to change your distribution option or visit our website and make this change online. Income and capital gain distributions reduce the Fund’s NAV by the amount of the distribution on the ex-dividend date. If you have chosen the reinvestment option, we will credit to your account additional shares at the NAV on the ex-dividend date. If you buy Fund shares shortly before the Fund makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gains. The Fund have the potential to build up high levels of unrealized appreciation.

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If you elect to receive distributions paid by check and the U.S. Postal Service is unable to deliver your check to you, we may convert your distribution option to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks.

TAXES  The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this prospectus and summarizes only some of the important tax considerations generally affecting the Fund and their U.S. shareholders. It does not apply to non-U.S. investors, tax-exempt investors, or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or an IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.

TAXES ON DISTRIBUTIONS  Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally will be taxable to you as a long-term capital gain. An individual’s net long-term capital gain is subject to a reduced maximum 15% rate of tax. The Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income. Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. At the end of every year, we will notify you of the federal income tax status of your distributions.

TAXES ON TRANSACTIONS  Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss will be a long-term capital gain or loss if you have held such shares for more than one year at the time of redemption or exchange. Under some circumstances, your realized losses may be disallowed.

ADDITIONAL TAX INFORMATION  In certain circumstances, Fund shareholders may be subject to backup withholding.

PRICING OF FUND SHARES

CALCULATING THE NAV  The Fund calculates its share price, or NAV, at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern Time) on each day that the exchange is open (a “business day”). Requests to buy and sell shares are processed at the NAV next calculated after we receive your properly completed order or request. The NAV of the Fund is calculated by dividing the sum of the value of the securities held by that Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

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If the market price for a security in the Fund’s portfolio is unavailable, or if an event occurs after the close of trading that materially affects the value of a security, that security may be valued at its fair value as determined in good faith using procedures established by the Board of Trustees (“Valuation Procedures”). The Valuation Procedures authorize a committee, comprised of members of the Board of Trustees and senior personnel of the Investment Adviser, to determine the fair value of any such security. As a general principle, the fair valuation of a security should reflect the amount that the Fund would reasonably expect to receive for the security upon its current sale to an arm’s-length buyer. The Valuation Committee may use any one or more of the following methods, among others, in establishing the fair value of a security:

•                      A multiple of sale, revenue, or earnings;

•                      A multiple of book value;

•                      A discount from market of a similar freely traded security;

•                      The purchase price of security;

•                      Any subsequent private transactions in the security or related securities.

If the Fund holds securities listed primarily on a foreign exchange that trades on days on which the Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares.

VALUATION OF PORTFOLIO SECURITIES  The NAV of the Fund will fluctuate as the value of the securities it holds fluctuates. The Fund’s portfolio of securities is valued as follows:

1. Securities traded on stock exchanges, or quoted by Nasdaq, are valued according to the Nasdaq official closing price, if applicable, or at their last reported sale price as of the close of trading on the NYSE. If a security is not traded that day, the security will be valued at its most recent bid price.

2. Securities traded in the over-the-counter market, but not quoted by Nasdaq, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3. Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

4. Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. These securities may include thinly traded securities or those that are restricted as to their resale.

FINANCIAL HIGHLIGHTS

Firsthand Health Sciences Fund is new and therefore does not have a full calendar year of financial highlights to report.

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Firsthand Funds

P.O. Box 8356

Boston, MA 02266-8356

1.888.884.2675

www.firsthandfunds.com

Investment Adviser

Firsthand Capital Management, Inc.

San Jose, CA 95113

www.firsthandcapital.com

Distributor

ALPS Distributors, Inc.

1625 Broadway

Suite 2200

Denver, CO 80202

Transfer Agent

State Street Bank and Trust Company

P.O. Box 8356

Boston, MA 02266-8356

1.888.884.2675

Additional information about the Fund is included in the SAI. The SAI is incorporated herein by reference (that is, it legally forms a part of the prospectus). Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The Annual Report includes a discussion of the Fund’s holdings and recent market conditions and investment strategies that significantly affected performance during the last fiscal year of the Fund.

To obtain a free copy of any of these documents, or to request other information or ask questions about the Fund (including shareholder inquiries), call Firsthand Funds at 1.888.884.2675 or visit our website at www.firsthandfunds.com.

Information about the Fund (including the Fund’s SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, you may call the SEC at 202.942.8090.  The Fund’s Annual and Semi-Annual Reports and additional information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. You may get copies of Fund information, after paying a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address:  publicinfo@sec.gov.

Firsthand is a registered trademark of Firsthand Capital Management, Inc.

File No. 811-8268

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PART B

SAI

FIRSTHAND FUNDS

STATEMENT OF ADDITIONAL INFORMATION

December 21, 2005

FIRSTHAND HEALTH SCIENCES FUND

This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the Prospectus for the Fund dated December 21, 2005 (the “Prospectus”), as may be amended. A copy of the Prospectus can be obtained by writing to Firsthand Funds at P.O. Box 8356, Boston, MA 02266-8356, by calling Firsthand Funds toll-free at 1.888.884.2675, or by visiting our website at www.firsthandfunds.com.

TABLE OF CONTENTS

THE TRUST	2
DEFINITIONS, POLICIES, AND RISK CONSIDERATIONS	2
QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS	8
INVESTMENT RESTRICTIONS	10
TRUSTEES AND OFFICERS	11
PROXY VOTING POLICIES	15
DISCLOSURE OF PORTFOLIO HOLDINGS	15
CODE OF ETHICS	16
PORTFOLIO MANAGERS	16
INVESTMENT ADVISORY AND OTHER SERVICES	21
INVESTMENT SUB-ADVISORY SERVICES	23
THE DISTRIBUTOR	24
SECURITIES TRANSACTIONS	24
PORTFOLIO TURNOVER .	25
PURCHASE, REDEMPTION, AND PRICING OF SHARES	25
TAXES	26
HISTORICAL PERFORMANCE INFORMATION	30
PRINCIPAL SECURITY HOLDERS	32
CUSTODIAN	32
LEGAL COUNSEL AND AUDITORS	33
BISYS FUND SERVICES OHIO, INC.	34
STATE STREET BANK AND TRUST COMPANY	34
FINANCIAL STATEMENTS	34
APPENDICES	35

THE TRUST

Firsthand Funds (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was formed on November 8, 1993 and currently offers shares of six series. Prior to May 1, 1998, the name of the Trust was Interactive Investments Trust. This SAI pertains to the Firsthand Health Sciences Fund (the “Fund”). The Fund is non-diversified and has its own investment objective and policies.

The shares of each series of Firsthand Funds have equal voting rights and liquidation rights, and are voted in the aggregate and not by individual Funds, except in matters where a separate vote is required by the 1940 Act, or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund. Each share of the Fund is entitled to its pro rata portion of such distributions out of the income belonging to the Fund as are declared by the Trustees. Fund shares do not have cumulative voting rights or any preemptive or conversion rights. In case of any liquidation of the Fund, the shareholders of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees who allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

DEFINITIONS, POLICIES, AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below.

MAJORITY. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Trust (or the Fund) means the lesser of (1) two-thirds or more of the outstanding shares of the Trust (or the applicable Fund or class) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the Fund) are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Trust (or the Fund).

DEBT SECURITIES.  The Fund may invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities, or state or municipal government agencies that, in the opinion of the Investment Advisor/Sub-Advisors, offer long-term capital appreciation possibilities because of the timing of such investments. The Fund intends that no more than 35% of its total assets will be composed of such debt securities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will typically be realized. Accordingly, if the Fund invests in the debt obligations described above, such investments will generally be made when the Investment Advisor/Sub-Advisors expect that prevailing interest rates will be falling, and will generally be sold when the Investment Advisor expects interest rates to rise, unless the Investment Advisor nonetheless expects the potential for capital gains (because, e.g., the debt obligations are convertible into equity securities).

The Fund’s investments in debt securities may consist of investment grade securities rated BBB or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), as well as unrated securities. Below investment-grade securities have speculative characteristics, and changes in economic conditions or other circumstances are likely to lead to a weakened capacity to pay principal and interest compared to higher-grade securities.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s or in unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor’s or Aa or better by Moody’s. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s policy with respect to illiquid investments unless, in the judgment of the Investment Advisor/Sub-Advisors, based on procedures adopted by the Board of Trustees, such note is liquid.

BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers’ acceptances, and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, and these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion, and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds’ custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must be of a credit quality at least equal to the Fund’s investment criteria for portfolio securities and will be held by the custodian in the Federal Reserve Book Entry System.

MONEY MARKET FUNDS. The Fund may, under certain circumstances, invest a portion of its assets in money market investment companies. Investment in a money market investment company involves payment by the Fund of its pro rata share of fees paid by such investment company, which are in addition to the Fund’s own advisory and administrative fees.

WARRANTS. The Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of the Fund’s net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in the loss of the Fund’s entire investment in the warrant).

FOREIGN SECURITIES. Subject to the Fund’s investment policies and quality standards, the Fund may invest in the securities of foreign issuers. Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements that are comparable to those that are applicable to U.S. companies. There may be less governmental supervision of foreign securities markets and the brokers and issuers of foreign securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than those in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks that differ from those affecting U.S. investments, including political or economic developments; expropriation or nationalization of assets; restrictions on foreign investments and repatriation of capital; imposition of high (and potentially confiscatory) levels of foreign taxation, including foreign taxes withheld at the source; currency blockage (which would prevent cash from being brought back to the United States); and the difficulty of enforcing legal rights outside the United States.

WRITING COVERED CALL OPTIONS. The Fund, may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time before a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the appropriate clearing agency and the exchanges on which the option is traded.

The writing of covered call options is a conservative investment technique that the Investment Advisor/Sub-Advisors believe involve relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, although the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, the call writer has retained the risk of loss should the price of the underlying security decline. Currently, writing covered call options is not a principal investment strategy of the Fund.

WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if the Fund is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains, in a segregated account with its custodian, cash or liquid securities in an amount not less than the exercise price while the put option is outstanding.

The risks involved in writing put options include the chance that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. Currently, writing covered put options is not a principal investment strategy of the Fund.

OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may have that option exercised at any time during the option period, disruptions in the markets for underlying instruments could result in losses for options investors, there may be imperfect or no correlation between the option and the securities being hedged, the insolvency of a broker could present risks for the broker’s customers, and market-imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Investment Advisor’s/Sub-Advisors’ ability to predict the direction and volatility of price movements in the options, futures contracts, and securities markets and the Investment Advisor’s ability to select the proper time, type, and duration of the options.

By writing options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security or stock index above the exercise price except insofar as the premium represents such a profit. The Fund also may seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security or stock index. If this occurs, the option could be exercised and the underlying security would then be sold to the Fund at a price higher than its then-current market value. The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would realize a gain if, during the option period, the price of the security or stock index increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security or stock index decreased, remained the same, or did not increase during the period by more than the amount of the premium. If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid, which would represent a realized loss to the Fund. When writing call options, the Fund is required to own the underlying financial instrument or segregate with its custodian cash and/or liquid securities to meet its obligations under written calls. By so doing, the Fund’s ability to meet current obligations, to honor redemptions, or to achieve its investment objective may be impaired.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited. If the Fund engages in options transactions, it will commit no more than 30% of its net assets to option strategies. It is expected that the Fund will commit substantially less than 30% of its net assets to option strategies.

BORROWING. The Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund’s net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund may pledge its assets in connection with borrowings. While the Fund’s borrowings exceed 5% of its total assets, it will not purchase additional portfolio securities.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to banks, brokers, and dealers. Lending portfolio securities exposes the Fund to risks, including the risk that a borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral, marked to market daily, in the form of cash and/or U.S. Government obligations, with the Funds’ custodian in an amount equal to or greater than the market value of the loaned securities. The Fund will limit loans of its portfolio securities to no more than 30% of the Fund’s total assets. It is expected that the Fund will commit substantially less than 30% of its total assets to loans of portfolio securities.

For lending its securities, the Fund receives from the borrower one or more of (a) negotiated loan fees, and/or (b) interest on cash or securities used as collateral, or interest on short-term debt securities purchased with such collateral (either type of interest may be shared with the borrower). The Fund may also pay fees to placing brokers as well as to the custodian and administrator in connection with loans. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code of 1986, as amended (the “Code”), and must permit the Fund to reacquire loaned securities in time to vote on any important matter.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets (determined at the time of the acquisition) in illiquid securities.  Illiquid securities include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), securities that are otherwise not readily marketable, and securities such as repurchase agreements having a maturity of longer than seven days.  Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Limitations on resale may have an adverse effect on the marketability of such securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices due to reduced market demand for restricted securities.  A mutual fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities and may experience difficulty satisfying redemption requirements due to delays or impediments discussed above.

In addition, the Fund may invest in illiquid securities that are venture capital investments.  Such securities are extremely difficult to price for a variety of reasons.  Since those securities are rarely traded even among institutional investors, a reliable arms-length price often is not available as a pricing benchmark.  Pricing of such a security is based on the Investment Advisor’s/Sub-Advisors’ analysis of its fair value.  This is a highly subjective measure and will likely vary from the valuation accorded to the same security by other investors.  Furthermore, the value of illiquid securities of private companies depends heavily on the complex legal rights attached to the securities themselves that are very difficult to evaluate and which, oftentimes, are different even among investors of the same company.

Furthermore, while the Investment Advisor and Sub-Advisors frequently monitor each private equity investment to assess when to fair value such securities, it is possible that a delay may occur between the time when an event that may necessitate a repricing occurs and the time the Investment Advisor is informed of that event.  Delays in repricing can also arise due to the time it takes the Investment Advisor to conduct its pricing analysis and for the Pricing Committee to convene, deliberate and decide on a final pricing decision.

Due to the inherent imprecision of pricing of illiquid securities and the variation of factors that might cause a repricing event, the Investment Advisor/Sub-Advisors do not attempt to reprice based on a fixed time schedule, but, rather, reprice usually when material events, sufficient to warrant a repricing, have occurred.  Even the determination of the occurrence of an event that necessitates a repricing is a subjective matter.

Recently, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Investment Advisor and/or the Board of Trustees, using procedures adopted by the Board, may determine that such securities are not illiquid securities, notwithstanding their legal or contractual restrictions on resale. In all other cases, securities subject to restrictions on resale will be deemed illiquid. In addition, securities deemed to be liquid could become illiquid if, for a time, qualified institutional buyers become unavailable. If such securities become illiquid, they would be counted as illiquid when determining the limit on illiquid securities held in the Fund’s portfolio.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

THE RATINGS OF MOODY’S AND STANDARD & POOR’S FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS. THE FUND MAY ALSO INVEST IN BONDS RATED BELOW THESE LEVELS AND UNRATED BONDS.

MOODY’S

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large (or by an exceptionally stable) margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

STANDARD & POOR’S

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

THE RATINGS OF MOODY’S AND STANDARD & POOR’S FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS. THE FUND MAY ALSO INVEST IN PREFERRED STOCKS RATED BELOW THESE LEVELS AND UNRATED PREFERRED STOCKS

MOODY’S

Aaa - An issue that is rated Aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa - An issue that is rated Aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

A - An issue that is rated A is considered to be an upper-medium-grade preferred stock. Although risks are judged to be somewhat greater than in the Aaa and Aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa - An issue that is rated Baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

STANDARD & POOR’S

AAA - This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue.  This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions than preferred stocks in higher-rated categories.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

INVESTMENT RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions. These restrictions may not be changed with respect to the Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. No Fund shall:

1.               Underwrite the securities of other issuers, except that the Fund may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

2.               Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

3.               Purchase or sell commodities or commodity contracts, including futures contracts, except that Firsthand Health Sciences Fund may purchase and sell futures contracts to the extent authorized by the Board of Trustees.

4.               Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of the Fund’s total assets, and (ii) the entry into portfolio lending agreements (i.e., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund’s total assets.

5.               Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

6.               Borrow money from banks except for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund’s total assets at the time any borrowing is made. While the Fund’s borrowings are in excess of 5% of its total assets, the Fund will not purchase portfolio securities.

7.               Purchase or sell puts and calls on securities, except that Firsthand Health Sciences Fund may purchase and sell puts and calls on stocks and stock indices.

8.               Make short sales of securities.

9.               Participate on a joint or joint-and-several basis in any securities trading account.

10.         Purchase the securities of any other investment company except in compliance with the 1940 Act.

The Fund shall not issue senior securities, except as permitted by its investment objective, policies, and restrictions, and except as permitted by the 1940 Act and rules, regulations, and interpretations of the SEC.

In addition, the Fund has adopted a fundamental policy of concentrating its investments in the health care sector.

The Fund has also adopted the non-fundamental investment restriction set forth below. This restriction may be changed by the affirmative vote of a majority of the Trustees.

1.               Under normal circumstances each Fund will invest at least 80% of its assets in the health sciences sector.

2.               The Fund will provide 60 days’ notice to its shareholders prior to changing its 80% policy set forth above.

3.               The Fund will not hypothecate, mortgage, or pledge more than one-third of the Fund’s assets.

4.               The Fund will not invest in an illiquid security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities.

With respect to the percentages adopted by the Fund as maximum limitations on the Fund’s investment policies and restrictions, an excess above a fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction if the excess is a result of a change in market value. An excess that results immediately and directly from the acquisition of any security or the action taken will be a violation of any stated percentage limitation.

TRUSTEES AND OFFICERS

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust. The Declaration of Trust has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon request from the Trust. Pursuant to the Declaration of Trust, the Trustees have elected officers including a president, secretary, and treasurer. Under the Declaration of Trust, the Board of Trustees retains the power to conduct, operate, and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees, and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. Information about the Trustees and officers* of the Funds is set forth in the following table. The address for each person listed below is 125 South Market, Suite 1200, San Jose, CA 95113.

Name, Year of Birth, Positions(s) Held With Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustees

Disinterested Trustees:
Michael Lynch (1961) Trustee	Since 1994

Mr. Lynch is a principal of Rainier Wine (wine distribution) from March 2004 to present. Mr. Lynch served as Vice President of Sales and Business Development of AlphaOmega Soft, Inc. (a manufacturer of software) from 2002 through 2003. Mr. Lynch served as Vice President of Sales and Business Development at Picture IQ Corporation (a manufacturer of digital imaging software) from 1999 through 2002.

			Six	None

Jerry Wong (1951) Trustee	Since 1999

Mr. Wong serves as CFO for Companion Worlds, Inc. (a manufacturer of hardware/software to facilitate fitness and health maintenance) from June 2003 to present. Mr. Wong also serves as a consultant from October 2002 to present. Mr. Wong served as Vice President of Finance and Executive Vice President of U.S. Operations of Poet Holdings, Inc. (a manufacturer of software) from 1995 through 2002.

			Six	None

Interested Trustee:
Kevin Landis(2) (1961) Trustee/President	Since 1994

Mr. Landis is President and Chief Investment Officer and a Director of Firsthand Capital Management, Inc. and has been a portfolio manager with Firsthand Capital Management, Inc. since May 1994. From 1998 through 2001, he was also the President and Chief Executive Officer of Silicon Capital Management LLC.

			Six	None

Officers:
Yakoub Bellawala(3) (1965) Secretary	Since 2003

Mr. Bellawala is Vice President of Business Process Development of Firsthand Capital Management, Inc. (FCM) from August 2002 to present. He was Vice President of Business Development for FCM from 1999 to 2002. He was Treasurer of Firsthand Funds from 1996 to 2003.

			N/A	N/A

Aaron Masek (1969) Treasurer	Since 2005	Mr. Masek has been a Director of BISYS Fund Services, Inc. since 2005 and has been employed by BISYS in various other roles since 1997.	N/A	N/A

Nicholas P. Petredis (1961) Chief Compliance Officer	Since 2004	Mr. Petredis is a principal of Petredis Law Offices from 1993 to present. He was Managing Director and Senior Counsel of Firsthand Capital Management, Inc. from 2000 to 2001.	N/A	N/A

*                 The term “officer” means the president, vice president, secretary, treasurer, chief compliance officer, controller, or any other officer who performs policy-making functions.

(1)          Each Trustee shall serve for the lifetime of the Trust or until he dies, resigns, or is removed. Each officer shall serve a one-year term subject to annual reappointment by the Trustees.

(2)          Mr. Landis is an interested person of the Fund by reason of his position with the Investment Advisor.

As of December 21, 2005, none of the disinterested Trustees had any ownership of securities of the Investment Advisor, ALPS Distributors, Inc. (the “Distributor”), or any affiliated person of the Investment Advisor or Distributor.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee of the Trust as of December 21, 2005.

Name of Trustee	Dollar Range of Equity Securities Held in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Kevin Landis	None	Over $100,000
Michael Lynch	None	Over $100,000
Jerry Wong	None	Over $100,000

TRUSTEE COMPENSATION

For the Year Ended December 31, 2004

Name and Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund and Fund Complex Paid to Trustees

Kevin M. Landis, Trustee/President	None	None	None
Michael Lynch, Trustee	$50,000	None	$50,000
Jerry Wong, Trustee	$50,000	None	$50,000	(1)

(1)          All or a portion of such compensation was deferred pursuant to the deferred trustees compensation agreements between the Trust and the disinterested Trustees.

STANDING COMMITTEES

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of matters of importance to disinterested Trustees, the Trust, and the Trust’s shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has an Audit Committee, a Nominating Committee, and a Pricing Committee.

The Audit Committee is composed of all the disinterested Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function, and its financial reporting process. The Audit Committee recommends to the full Board of Trustees the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed. It reviews the qualifications of the auditor’s key personnel involved in the foregoing activities and monitors the auditor’s independence. During the fiscal year ended December 31, 2004, the Audit Committee held two meetings.

The Nominating Committee is composed of all of the disinterested Trustees. The Nominating Committee is responsible for nominating for election as Trustees candidates who may be either interested persons or disinterested persons of the Trust. The Trust does not have a formal policy for considering nominees to the Board of Trustees recommended by shareholders. The Nominating Committee meets as is required. During the fiscal year ended December 31, 2004, the Nominating Committee did not meet.

The Pricing Committee is composed of (i) at least one disinterested Trustee, (ii) any two officers of the Trust, and (iii) the principal portfolio manager for the Fund that holds the security or securities being valued. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Pricing Committee meets as is required. During the fiscal year ended December 31 2004, the Pricing Committee held 13 meetings.

PROXY VOTING POLICIES

Proxy voting policies and procedures for the Trust and the Investment Advisor are attached to this SAI as Appendix A and Appendix B, respectively. The Trust has delegated the proxy voting responsibilities for the Fund to Evergreen Investment Management Company, LLC and Sectoral Asset Management, Inc., the Sub-Advisors to the Fund. The proxy voting policies of Evergreen Investment Management Company, LLC and Sectoral Asset Management, Inc. are attached as Appendix C and Appendix D, respectively.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a Portfolio Holdings Disclosure Policy (the “Policy”) to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Fund. As a general rule, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party (including individual investors, institutional investors, intermediaries, third party service providers to the Investment Advisor or the Fund, rating and ranking organizations, and affiliated persons of the Fund or the Investment Advisor) unless such disclosure is compliant with the Policy. The Policy is overseen by the Funds’ Chief Compliance Officer (“CCO”) and provides that the Fund will disclose their holdings on the Funds’ website www.firsthandfunds.com per the following schedule:

	Disclosure Frequency	Disclosure Delay

Full Portfolio for each Fund:	Quarterly	45 days
Top 10 Holdings for each Fund	Quarterly	45 days
Portfolio Statistics (e.g., total net assets, number of holdings, market capitalization, R2 and beta)	Quarterly	45 days

The Fund periodically discloses portfolio holdings on a confidential basis to service providers that require such information in connection with their performance of services for the Fund.  Such service providers include, among others, the Fund’s investment adviser, sub-advisers, administrator, sub-administrator, fund accountant, underwriter/distributor, transfer agent, outside auditors, and legal counsel.  Such service providers may receive the information on a real-time or delayed basis, depending on the type of services they perform for the Fund.  In addition, the Fund may distribute portfolio holdings to mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses, provided that each such third party signs a confidentiality agreement and agrees not to disseminate the portfolio holdings to third parties likely to trade on this information. In addition, the Fund, the Investment Advisor, or their affiliates may disclose portfolio holdings that have already been made public on the Fund’s website or SEC filing in marketing literature or to the media, brokers, or other interested persons.

The Policy is designed to ensure that disclosure of information regarding the Fund’s portfolio holdings is in the best interests of shareholders, including any potential conflicts of interest between the Fund’s shareholders and the Fund’s Investment Advisor, principal underwriter, or affiliated person thereof. The Board of Trustees has authorized the senior officers of the Fund or the senior officers of the Investment Advisor to disclose portfolio holdings in conformity with such procedures. In the event a material issue, conflict of interest, or other exception to the Policy is identified, the CCO will address the matter and report to the Board of Trustees at their next regular quarterly meeting.

The Portfolio Holdings Disclosure Policy may not be waived, or exceptions be made, to allow disclosure of nonpublic portfolio information, without the consent of the Adviser’s Chief Compliance Officer or the Trust’s Chief Executive Officer or Chief Legal Officer, in cases that they deem necessary or appropriate.  All waivers or exceptions made relating to the Fund will be disclosed to the Trust’s Board of Trustees no later than its next regularly scheduled quarterly meeting.  Furthermore, nobody is allowed to accept compensation in connection with disclosure of nonpublic portfolio information.

CODE OF ETHICS

The Trust and the Investment Advisor have adopted a joint code of ethics, which contains policies on personal securities transactions by “access persons.” These policies comply with Rule 17j-1 under the 1940 Act. The code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, the code of ethics either prohibits access persons from purchasing or selling securities that may be purchased or held by the Fund or permits access persons to purchase or sell such securities, subject to certain restrictions. For purposes of the code of ethics, an access person means (i) a director, a trustee, or an officer of a fund or an investment Advisor; (ii) any employee of a fund or investment Advisor (or any company in a control relationship to a fund or an investment Advisor) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or an investment Advisor who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments, and certain U.S. Government securities. To facilitate enforcement, the code of ethics generally requires that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities that are eligible for purchase by a Fund. The code of ethics for the Trust and the Investment Advisor is on public file with, and is available from, the SEC.

Each Sub-Advisor, and its respective principal underwriter and various investment advisors, has adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and are on file with, and available from, the SEC.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED

Evergreen Investment Management Company, LLC

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the Sub-Advisor of the Fund as of April 30, 2005.

Portfolio Manager		(Assets in millions)
Liu-Er Chen	Assets of registered investment companies managed
	Evergreen Emerging Markets Growth Fund	301.96
	Evergreen Health Care Fund ING Investors	245.42
	Trust—Health Sciences Portfolio	52.49
	TOTAL	599.88
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	N/A
	Number of those subject to performance fee	N/A
	Number of separate accounts managed	0
	Assets of separate accounts managed	N/A
	Number of those subject to performance fee	N/A
	Assets of those subject to performance fee	N/A

Sectoral Asset Management, Inc.

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the Sub-Advisor of the Fund as of June 30, 2005.

Portfolio Manager		(Assets in millions)
Laurent Payer	Assets of registered investment companies managed	0
	TOTAL	0
	Those subject to performance fee	N/A
	Number of other pooled investment vehicles managed	4
	Assets of other pooled investment vehicles managed	285.58
	Number of those subject to performance fee	1
	Number of separate accounts managed	0
	Assets of separate accounts managed	N/A
	Number of those subject to performance fee	N/A
	Assets of those subject to performance fee	N/A

POTENTIAL CONFLICTS OF INTEREST

Evergreen Investment Management Company, LLC

Portfolio managers may experience certain conflicts of interest in managing the Funds’ investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other.  For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts.  EIMC has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities.  EIMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account.  In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund.  EIMC seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

EIMC does not receive a performance fee for its management of the Funds.  EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds—for instance, those that pay a higher advisory fee and/or have a performance fee.  The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

EIMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in EIMC’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs.  In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction.  As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.  In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts.  Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold.   EIMC has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds.  One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus.  Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake.  EIMC’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.

Sectoral Asset Management, Inc.

Sectoral’s portfolio managers are responsible for multiple accounts and potential conflicts of interest exist.  For example, Sectoral manages accounts that differ in term size and profitability or in term of fees structure (performance-based vs. fixed). Sectoral has adopted clear policies and procedures that deals with these issues.  For example, Sectoral forbids its managers to allocate investment opportunities or trades in a manner that favors Sectoral, an affiliate or any other client account to the detriment of others clients. Sectoral also forbids its managers to personally invest in health care stocks.  Sectoral has adopted clear and strict policies to address potential conflicts of interest inherent with managing multiple accounts for multiple clients.

COMPENSATION

Evergreen Investment Management Company, LLC

EIMC portfolio managers’ compensation consists primarily of a base salary and an annual bonus.  Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants.  The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component.  The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics).  See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance.  In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.  In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product.  For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%.  In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.  For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile.  A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations.  Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2004, the investment performance component of Liu-Er Chen’s bonus was determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below.  The benchmarks may change for purposes of calculating bonus compensation for calendar year 2005.

Lipper Health/BioTech
Lipper Emerging Markets
Lipper International MultiCap Core
Lipper International Small Cap
Lipper Global Small Cap Growth
Lipper Gold Oriented Funds
Callan Institutional International Equity

Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company, based on their performance and/or positions held.  Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

•                  medical, dental, vision and prescription benefits,

•                  life, disability and long-term care insurance,

•                  before-tax spending accounts relating to dependent care, health care, transportation and parking, and

•                  various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees.  Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.  For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Sectoral Asset Management, Inc.

The portfolio managers of Sectoral Asset Management, Inc. are compensated with a competitive salary, bonus, and stock options in the firm. The variable portion of a PM’s remuneration is a function of the overall performance of Sectoral Asset Management, Inc. as well as of the relative pre-tax performance he generated in the portfolios he managed. For the Firsthand Health Sciences Fund, the benchmark is composed of 50% Philadelphia Drug Index Return and 50% Nasdaq Biotech Index Return. The variable portion of his remuneration is mainly achieved through the granting of options on Sectoral Asset Management, Inc. There is no fixed formula for the granting of options.

DISCLOSURE OF SECURITIES OWNERSHIP

Since the Fund is new, none of the investment professionals at the Advisor, nor either of the Sub-Advisors, owned shares of the Fund as of the date of this SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

Firsthand Capital Management, Inc. (the “Investment Advisor”), 125 South Market, Suite 1200, San Jose, California 95113, is registered as an investment Advisor with the SEC. The Investment Advisor is controlled by Kevin M. Landis. Prior to September 1999, the Investment Advisor was named Interactive Research Advisors, Inc.

Under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Investment Advisor, the Investment Advisor shall provide the Fund with investment research, advice, management, and supervision and shall manage the investment and reinvestment of the assets of the Fund consistent with the Fund’s investment objective, policies, and limitations.

Pursuant to the Advisory Agreement for Firsthand Health Sciences Fund, the Fund pays to the Investment Advisor, on a monthly basis, an advisory fee at an annual rate of 1.50% of its average daily net assets. The Advisory Agreement requires the Investment Advisor to waive fees and/or, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund’s total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

By its terms, the Advisory Agreement remains in force for two years initially and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund’s outstanding voting securities, provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund’s outstanding voting securities, or by the Investment Advisor. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.  At each quarterly meeting of the Board of Trustees the Board reviews the performance information and nature of services provided by the Investment Advisor.

At an in-person meeting held on November 5, 2005, the Board of Trustees, including a majority of Trustees who are not “interested” persons of the Fund (as that term is defined in the 1940 Act), approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor.  The Trustees, pursuant to the advice of counsel regarding their fiduciary duties when approving the Advisory Agreement, considered, among other things, the following information regarding the Investment Advisor:

Nature, Extent and Quality of Services Provided by the Investment Advisor.  The Board reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement. The Board also analyzed the Investment Advisor’s experience and the capabilities of the Investment Advisor’s portfolio management team. For example, the Board reviewed and discussed the Investment Advisor’s Form ADV and internal compliance policies, as well as the experience of the Investment Advisor as investment Advisor or Sub-Advisor to individuals, investment companies and institutions. In addition to the above considerations, the Board reviewed and considered a description of the Investment Advisor’s portfolio and brokerage transactions and “fall-out” benefits to the Investment Advisor. Based on this review, the Board concluded that the range and quality of services to be provided by the Investment Advisor to the Fund was appropriate and continued to support its original selection of the Investment Advisor.

Investment performance.  The Board reviewed the performance of the Fund and comparable funds. In addition, the Board reviewed the personnel of the Investment Advisor who would be responsible for compliance, investment advisory oversight and the performance monitoring of the portfolio management team. In particular, the Board reviewed information regarding the levels of experience and turnover rates of the Advisor’s employees. Based on this review, the Board concluded that the expense levels and the historical performance of the Fund, as managed by the Investment Advisor, were satisfactory.

Profitability.  The Board considered the level of profits that could be expected to accrue to the Investment Advisor from the fees payable under the Advisory Agreement. In addition, the Board reviewed the current financial condition of the Investment Advisor and a summary of total expense ratios and management fees. The Board also discussed the existence of other compensation arrangements with the Investment Advisor. Based on this review, the Board concluded that the Funds’ advisory fees are competitive with those of comparable funds and that the Investment Advisor’s profit margin was reasonable.

Economies of scale.  The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that the total operating expenses of the Fund contains breakpoints and, accordingly, reflect the potential that economies of scale may be realized as the Fund grows.

Based on the above analysis, the Board of Trustees determined that the Advisory Agreement, including the advisory fee rates payable thereunder, continued to be fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Funds and their shareholders to approve the Advisory Agreement.

The Board of Trustees of the Trust has approved an administration agreement with the Investment Advisor for the Fund (“Administration Agreement”) wherein the Investment Advisor is responsible for the provision of administrative and supervisory services to the Fund. Pursuant to the Administration Agreement, the Investment Advisor, at its expense, shall supply the Trustees and the officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Investment Advisor. The Investment Advisor shall oversee the maintenance of all books and records with respect to the Funds’ security transactions and the Funds’ books of account in accordance with all applicable federal and state laws and regulations. The Investment Advisor will arrange for the preservation of the records required to be maintained by the 1940 Act.]

Pursuant to the Administration Agreement for Firsthand Health Sciences Fund, the Fund pays to the Investment Advisor, on a monthly basis, a fee equal to 0.45% per annum of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The Administration Agreement may be terminated by the Trust at any time, on 60 days’ written notice to the Investment Advisor, without penalty, either (a) by vote of the Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time by the Investment Advisor on 60 days’ written notice to the Trust.

INVESTMENT SUB-ADVISORY SERVICES

The Board discussed the approval of two new Sub-advisory Agreements (each a “Sub-Advisory Agreement” and collectively the “Sub-Advisory Agreements”) between the Investment Advisor and each respective Sub-Advisor with respect to the Fund, at an in-person Board meeting held on November 5, 2005.  The Independent Trustees also discussed the approval of the Sub-Advisory Agreements with independent counsel in a separate session.  The Board considered approval of the Sub-Advisory Agreements with two new Sub-Advisors, Sectoral Asset Management, Inc. (“S.A.M.”) and Evergreen Investment Management Company, LLC (“EIMC”) (each a “Sub-Advisor” and collectively “the Sub-Advisors”).

In evaluating the Sub-Advisory Agreements, the Board requested and received information from the Investment Advisor and each respective Sub-Advisor to assist in its consideration.  In approving the Sub-Advisory Agreements for the Fund, the Board considered the following with respect to Firsthand Health Sciences Fund: The nature, quality, and extent of the services to be provided to the Fund by the Sub-Advisors; (2) the range of sub-advisor services provided by S.A.M. and EIMC; (3) each Sub-Advisor’s performance record; and (4) sub-advisory fees and expenses.

The nature, quality, and extent of the services to be provided. The Board, in examining the nature, quality, and extent of the services to be provided by the Sub-Advisors to the Fund, reviewed the experience of each Sub-Advisor in serving as a Sub-Advisor to comparable funds. The Board also noted the extensive responsibilities that each Sub-Advisor has as a Sub-Advisor to the Fund, including the responsibility (1) to make investment decisions on behalf of its Fund, (2) to place all orders for the purchase and sale of investments for its Fund with brokers or dealers selected by the Trust and/or the Sub-Advisor, and (3) to perform certain limited related administrative functions in connection therewith. The Board examined the backgrounds of each Sub-Advisor’s portfolio managers with responsibility for the Fund and concluded that each fund benefits from the quality and experience of the Sub-Advisor’s portfolio managers. Based on its consideration and review of the foregoing information, the Board determined that the Fund was likely to benefit from the nature and quality of these services, as well as each Sub-Advisor’s ability to render such services based on its experience, operations and resources.

The range of sub-advisory services provided by S.A.M. and EIMC. The Board reviewed the level and scope of investment sub-advisory services to be provided by S.A.M. under the Sub-Advisory Agreement.  The Board also noted the strength of both S.A.M.’s and EIMC’s compliance program and its ability to provide compliance oversight, as well as the financial strength of S.A.M. and EIMC.

Performance record. The Board also evaluated the performance of each Sub-Advisor with respect to the Fund in comparison to funds with similar objectives and policies, the expertise and performance of the Sub-Advisor’s personnel, and compliance with each fund’s investment restrictions, tax and other requirements. Based on this evaluation, the Board determined that each Sub-Advisor’s historical performance record and that of the portion of the fund advised by that Sub-Advisor compared reasonably to its peer group and/or benchmark.

Sub-advisory fees and expenses. The Board examined the expense ratio and the level of sub-advisory fees for the Fund and concluded that the Fund’s sub-advisory fees under the Sub-Advisory Agreement were fair and reasonable in light of the anticipated high quality of sub-advisory services that the portfolio managers of S.A.M. and EIMC could provide under the Sub-Advisory Agreement based on a review of the historic performance of similar products managed by the Sub-Advisors.

After considering the above factors, the Board concluded that is in the best interests of the Fund and its respective shareholders to approve each of the respective Sub-Advisory Agreements between the Investment Advisor and the Sub-Advisors, on behalf of the Fund.

The Board reached this conclusion after careful discussion and analysis.  The Board believes it has carefully and thoroughly examined the pertinent issues and alternatives.  In recommending the approval of the Sub-Advisory Agreements for the Fund, the Independent Trustees have taken the action which they believe to be in the best interests of the Fund and its shareholders.  In so doing, they were advised by independent counsel as to the nature of the matters to be considered and the standards to be used in reaching their decision.

THE DISTRIBUTOR

ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202, serves as principal underwriter for the Trust pursuant to a distribution agreement (“Distribution Agreement”). Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obligated to sell any particular amount of shares. The Distribution Agreement provides that it will continue in effect for two years initially and from year-to-year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund’s outstanding voting securities, provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may be terminated on 60 days’ notice, without the payment of any penalty, by the Board of Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Distributor. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

SECURITIES TRANSACTIONS

The Sub-Advisors furnish advice and recommendations with respect to the Funds’ portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used in each specific transaction. In executing the Fund’s portfolio transactions, the Sub-Advisors seek to obtain the best net results for the Fund, taking into account such factors as the overall net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction when a large block of securities is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. While the Sub-Advisors generally seek reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

Subject to approval and review by the Board and the Trust’s soft-dollar policy and procedures then in effect, the Sub-Advisors may direct the Fund’s portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Selecting a broker-dealer in recognition of services or products other than transaction execution is known as paying for those services or products with “soft dollars.” The Sub-Advisors will make decisions involving the research and investment services provided by the brokerage houses in a manner that satisfies the requirements of the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Sub-Advisors in connection with all of their investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing the Sub-Advisors’ other investment accounts. The Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the “third market” (i.e., other than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Sub-Advisors will seek to deal with primary market makers and to execute transactions on the Fund’s own behalf, except in those circumstances where, in the opinion of the Sub-Advisors, better prices and executions may be available elsewhere. The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these transactions.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and could reduce the Fund’s returns. High portfolio turnover can also result in adverse tax consequences to the Fund’s shareholders. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Investment Advisor believes that portfolio changes are appropriate.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

PURCHASE OF SHARES.  Properly completed orders for shares that are received by Shareholder Services prior to the close of business on the New York Stock Exchange (the “NYSE”) are priced at the net asset value per share computed as of the close of the regular session of trading on the NYSE on that day. Properly completed orders received after the close of the NYSE, or on a day the NYSE is not open for trading, are priced at the net asset value at the close of the NYSE on the next day on which the NYSE is open for trading.

As stated in the Prospectus for the Fund dated April 29, 2005, under the “Orders Through Your Broker” section, the Trust has authorized brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. Shareholder Services will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. A customer order placed through an authorized broker or the broker’s authorized designee will be priced at the Fund’s net asset value next computed after the order is accepted by the broker or the broker’s designee.

REDEMPTION OF SHARES.  The payment of a redemption may not be postponed for more than seven calendar days after the receipt of a shareholder’s redemption request is made in accordance with the procedures set forth in the “Exchanging and Selling Shares” section of the Prospectus, (and the right of redemption may not be suspended), except (a) for any period during which the NYSE is closed (other than customary weekend and holiday closing) or during which the SEC determines that trading on the NYSE is restricted, (b) for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (c) for any other period that the SEC may by order permit for your protection.

When you request a redemption, the Trust will redeem all or any portion of your shares of the Fund in accordance with the procedures set forth in the “Exchanging and Selling Shares” section of the Prospectus.

CALCULATION OF SHARE PRICE.  The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 P.M., Eastern Time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays, and the following holidays: New Year’s Day; Martin Luther King, Jr. Day; President’s Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas. Because a Fund may have portfolio securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares. For a description of the methods used to determine the share price, see “Pricing of Fund Shares” in the Prospectus.

TAXES

The Trust intends to continue to qualify the Fund as a “regulated investment company” under Subchapter M of the Code.  The Fund will be treated as a separate entity for federal income tax purposes.  Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund rather than to the Trust as a whole.  Furthermore, the Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities, or foreign currencies (including, but not limited to, gains from options, futures or forward contracts).  Pursuant to future regulations, the Internal Revenue Service (“IRS”) may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities.  The Fund must also diversify its holdings so that, at the end of each quarter of the taxable year:  (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses.

In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. The Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, the Fund may make the distributions in the following taxable year. Furthermore, if the Fund declares a distribution to shareholders of record in October, November, or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to federal income taxation.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, the Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

A 4% nondeductible excise tax will be imposed on the Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12-month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years.  The Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax.  However, no assurance can be given that the Fund will not be subject to the excise tax.

Under the Code, the Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Subject to limitation and other rules, a corporate shareholder of the Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction.  In general, a distribution by the Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if:  (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 91 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 91 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.  A longer holding period applies to investments in preferred stock.

Current federal income tax law provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%.  In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met.  The Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 121-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend.  A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify.  Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.)  Furthermore, an individual Fund shareholder can only treat the Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 121-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend.  No assurance can be given as to what portion, if any, of the Fund’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

Amounts realized by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax conventions between the United States and certain countries may reduce or eliminate such taxes.  If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income.  This $300 threshold is increased to $600 for joint filers.  A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

If the Fund purchases shares in a “passive foreign investment company” (“PFIC”), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs.  Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash.  Investments in PFICs could also result in the treatment of associated capital gains as ordinary income.  The Fund may limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments.  Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, the Fund may incur the tax and interest charges described above in some instances.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income.  Under future Treasury Regulations, any such transactions that are not directly related to the Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above.  If the net foreign exchange loss for a year exceeds the Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

If an option granted by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction.  Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below.  If securities are sold by the Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.  If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Distributions designated by the Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Funds, an investor should carefully consider the amount of dividends or capital gains distributions that are expected to be or have been announced.

Generally, the Code’s rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, an exchange, a redemption, or a repurchase of shares of the Funds that are held by the shareholder as capital assets. However, if a shareholder sells or exchanges shares of the Funds that he or she has held for less than six months and on which he or she has received distributions of capital gains (unless otherwise disallowed), any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. These loss disallowance rules do not apply to losses realized under a periodic redemption plan. Any loss realized on the disposition of shares of the Funds will be disallowed by the “wash sale” rules to the extent the disposed shares are replaced (including through the receipt of additional shares through reinvested distributions) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, U.S. shareholders will be subject to “back-up” withholding on their income, and, potentially, capital gain dividends and redemption proceeds, attributable to their shares of the Fund.

Provided that the Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if all of its income is distributed to shareholders for each taxable year. Shareholders, however, may be liable for state and local income taxes on distributions from the Fund.

Prospective shareholders should be aware that the investments made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. The Fund could be required at times to liquidate investments prematurely in order to satisfy the Fund’s minimum distribution requirements.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all federal tax consequences applicable to an investment in the Fund. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state, and local taxes to an investment in the Fund.

HISTORICAL PERFORMANCE INFORMATION

The Fund’s total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund’s returns, investors should recognize that they are not the same as actual year-by-year returns.

For the purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the SEC, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

P(1+T)n= ERV

Where:

P                               =    a hypothetical initial payment of $1,000

T                              =    average annual total return

n                               =    number of years (1, 5, or 10)

ERV               =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year period, at the end of such period (or fractional portion thereof).

The Fund’s “average annual total return after taxes on distributions” figures described and shown in the Prospectus are computed according to a formula prescribed by the SEC.  The formula can be expressed as follows:

P(1+T)n =ATVD

Where:

P                               =    a hypothetical initial payment of $1,000

T                              =    average annual total return (after taxes on distributions)

n                               =    number of years

ATVD      =    ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemptions.

The Fund’s “average annual total return after taxes on distributions and redemptions” figures described and shown in the Prospectus are computed according to a formula prescribed by the SEC.  The formula can be expressed as follows:

P(1+T)n =ATVDR

Where:

P                                                   =    a hypothetical initial payment of $1,000

T                                                  =    average annual total return (after taxes on distributions and redemptions)

n                                                   =    number of years

ATVDR                     =    ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

Under the foregoing formulas, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1-, 5-, and 10-year periods of the Fund’s existence or shorter periods dating from the commencement of the Fund’s operations. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

The foregoing information should be considered in light of the Fund’s investment objectives and policies, as well as the risks incurred in the Fund’s investment practices. Future results will be affected by the future composition of the Fund’s portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

The Fund may calculate performance using any other historical measure of performance (not subject to any prescribed method of computation). A nonstandardized quotation may also indicate average annual compounded rate of return over periods other than those specified for average annual total return. The average annual total returns, average annual total returns after taxes on distributions, and average annual total returns after taxes on distributions and redemptions for nonstandardized reporting years (the 2-, 3-, 4-, 6-, 7- and 8-year periods) are calculated using the same formulas provided above for such quotations.

No performance information has been provided for the Fund because it had not yet commenced operations as of the date of this SAI.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers, and publications that track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices, and averages.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of the Funds’ portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate their performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS

As of December 21, 2005 the following persons owned of record or beneficially 5% or more of the shares of the Funds:

The Fund is a new series.  Firsthand Capital Management, Inc. owns 100% of the voting securities of Firsthand Health Sciences Fund. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a Fund generally would be able to cast the deciding vote.

CUSTODIAN

PFPC Trust (“PFPC”), 301 Bellevue Parkway, Wilmington, DE 19809, is the Custodian for each Fund’s investments. PFPC will act as each Fund’s depository, safe-keeping the portfolio securities, collecting all income and other payments with respect to the Funds, disbursing funds as instructed, and maintaining records in connection with its duties.

LEGAL COUNSEL AND AUDITORS

The law firm of Morrison & Foerster, LLP, acts as legal counsel for the Trust and the Trust’s disinterested Trustees.

The firm of Tait, Weller & Baker is the Trust’s independent registered public accounting firm. Tait, Weller & Baker performs an annual audit of the Trust’s financial statements and advises the Trust as to certain accounting matters.

BISYS FUND SERVICES OHIO, INC.

BISYS Fund Services Ohio, Inc. (“BISYS”) provides sub-administrative and fund accounting services to the Fund. For the performance of these services, the Investment Advisor (not the Funds) pays BISYS a fee based on percentage of the Trust’s average daily net assets, subject to an annual minimum amount.

STATE STREET BANK AND TRUST COMPANY

State Street is retained by the Investment Advisor to maintain the records of each shareholder’s account, process purchases and redemptions of the Funds’ shares, and act as dividend and distribution disbursing agent. For the performance of these services, the Investment Advisor (not the Funds) pays State Street a fee for transfer agency and shareholder services at the annual rate of 0.02% of the Trust’s average daily net assets and a flat annual fee of $720,000 for the Trust.

FINANCIAL STATEMENTS

Because the Fund had not yet commenced operations as of the date of this SAI, financial statements are not available.

APPENDIX A

FIRSTHAND FUNDS

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of Firsthand Funds (the “Trust”) has determined that it is in the best interests of the Trust and its respective series (each, a “Fund” and collectively, the “Funds”) for the Trust to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds.

I. Policy

It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Firsthand Capital Management, Inc. (the “Advisor”) as a part of the Advisor’s general management of the Funds’ portfolios, subject to the Board’s continuing oversight.  The Board of Trustees of the Trust (the “Board”) hereby delegates such responsibility to the Advisor, and directs the Advisor to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below.  The Advisor may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds.

II. Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund.  The Advisor, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders.  In discharging this fiduciary duty, the Advisor must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III. Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Advisor Proxy Voting Procedures.  The Advisor shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures.

B. Voting Record Reporting.  The Advisor shall provide the voting record information necessary for the completion and filing of Form N-PX to the Trust at least annually.  Such voting record information shall be in a form acceptable to the Trust and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Trust and the Advisor may agree to from time to time.  With respect to those proxies that the Advisor has identified as involving a conflict of interest(1), the Advisor shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

C. Record Retention.  The Advisor shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisors Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

D. Conflicts of Interest.  Any actual or potential conflicts of interest between a Fund’s principal underwriter or Advisor and the applicable Fund’s shareholders arising from the proxy voting process will be addressed by the Advisor and the Advisor’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Advisor.  In the event that the Advisor notifies the officer(s) of the Trust that a conflict of interest cannot be resolved under the Advisor’s Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Trust of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV. Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V. Annual Filing

The Trust shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.(2)

VI. Disclosures

A. The Trust shall include in its registration statement:

1.     A description of this policy and of the policies and procedures used by the Advisor to determine how to vote proxies relating to portfolio securities; and

2.     A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and

(1) As it is used in this document, the term “conflict of interest” refers to a situation in which the principal underwriter, Advisor or affiliated persons of the principal underwriter or Advisor have an interest in a matter presented by a proxy other than the obligation it incurs as a service provider to the Funds which could potentially compromise the principal underwriter’s or Advisor’s independence of judgment and action with respect to the voting of the proxy.

(2) The Trust must file its first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

Exchange Commission’s (the “SEC”) website.

B. The Trust shall include in its annual and semi-annual reports to shareholders:

•      A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

•      A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

VII.         Review of Policy

The Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

APPENDIX B

FIRSTHAND CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

I.              Introduction

The following shall represent the proxy voting policies and procedures of Firsthand Capital Management, Inc. (the “Advisor”) with respect to the voting of shares owned by advisory clients on the relevant record dates over which it has discretionary voting authority (“Proxies”).

II.            Duty of the Advisor And General Policy

The right to vote Proxies with respect to portfolio securities held by an advisory client is an asset of the client.  The Advisor, to which authority to vote on behalf of the advisory client is delegated, shall act as a fiduciary of such client.  Decisions regarding the voting of Proxies shall be made solely in the best interest of the advisory client considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a Proxy vote and without regard to its own self interest or that of its affiliates.  The exclusive purpose shall be to provide benefits to the advisory client by considering those factors that affect the value of the security with respect to which a Proxy is issued.  With respect to potential conflicts of interest, the Advisor will vote proxies in accordance with the Advisor’s predetermined policies and guidelines.

The Advisor has adopted the following guidelines to provide a framework within which the Proxies will be voted.

III.           Proxy Voting Guidelines

As a general rule the Advisor shall cause the Proxies to be voted in the same manner as the issuer’s management, unless there are compelling reasons not to do so, because confidence in management is one of the factors considered in making an investment.  The Advisor shall take into consideration, however, that certain proposals in the area of corporate governance, anti-takeover measures, capitalization changes and compensation programs may not be in the best interests of the advisory client and, therefore, provide reasons for voting against management.

1.     Voting rights shall be exercised on all decisions that the Advisor has determined have a material effect on the value of the security.

2.     Voting rights shall be exercised so as to maximize and protect the value of the security, looking at both the short-term and longer-term consequences.

3.     Voting rights shall be exercised to give the greatest benefit to the advisory client.  This includes considering the advisory client’s existing rights and ability to participate in corporate decisions.

IV.           Proxy Committee

The Proxy Committee (the “Committee”) meets as needed to administer the Advisor’s proxy review and voting process and to revise and update the policies as new issues arise.  The Committee may cause the Advisor to retain one or more vendors to review, monitor and recommend how to vote Proxies in a manner substantially consistent with the policies and then ensure such Proxies are voted on a timely basis.  The Committee is comprised of two members of the Advisor’s portfolio management and research departments.

V.            Procedures

1.     As described above, the Advisor may designate a third party agent to recommend votes and/or cast such votes on behalf of the advisory client (the “Proxy Administrator”).  If the Advisor has engaged a Proxy Administrator, then the Proxy Administrator shall recommend the vote to be cast with respect to each Proxy proposal and forward in a timely manner to the Committee a report summarizing the proposal and how the Proxy Administrator intends to vote.  At least annually, the Committee will review the Proxy Administrator’s proxy voting guidelines to confirm that they are consistent with the Advisor’s policies and procedures.

2.     The Committee shall review each report forwarded by the Proxy Administrator, if applicable, and may direct changes to be made.  The Committee will promptly communicate to the Proxy Administrator the Committee’s views on the Proxy Administrator’s recommendation.

3.     In the event that the Committee does not object to the voting method proposed by the Proxy Administrator, the matters shall be voted as proposed.

4.     In the event that the Committee objects to the voting method proposed by the Proxy Administrator, the matters shall be voted as described below under Section VI.

5.     The Committee shall monitor implementation of Proxy voting and, in the event that the Advisor has retained a Proxy Administrator, the Committee shall monitor the performance of the Proxy Administrator.

6.     If the Advisor does not retain a Proxy Administrator, then the Advisor shall designate one or more of its employees to recommend specific Proxy votes and policies.

VI.           Overriding the Proxy Administrator’s Recommendations

From time to time, a portfolio manager, an analyst or other member of the Committee may disagree with the Proxy Administrator’s recommendation on how to vote Proxies for one or more resolutions.  All requests to change a vote must be given to a member of the Committee for independent review by the Committee.  Following receipt of such request, the Committee shall follow the following process:

1.             Complete a Proxy Override Request Form which contains (a) information regarding the resolution in question, (b) the rationale for why the Advisor should not follow the Proxy Administrator’s recommendation, and (c) the identification of any potential conflicts between the Advisor and the advisory client with respect to the voting of a Proxy.  Examples of conflicts of interest include situations where:

a.             The Advisor seeks to manage the assets of a company whose securities are held by an advisory client; and

b.             The Advisor or senior executives of the Advisor may have personal or other business relationships with participants in proxy contests, corporate directors, candidates for corporate directorships, or any other matter coming before shareholders – for example, an executive of the Advisor may have a spouse or other relative who serves as a director of a company or who is employed by the company.

2.             The completed Proxy Override Request Form is then submitted to the Committee for review and approval.  The Committee must approve the override request for it to be implemented.

a.             The Committee will review the override request and supporting documentation to determine whether the requested override is in the best interests of the advisory client holding the Proxy and review for any potential conflicts of interest.

b.             An override request may be approved by the Committee if it believes any potential conflicts of interest do not outweigh the business rationale for the override or the Proxy Administrator’s determination is already being overridden.

3.             If the Committee approves the request to override the Proxy Administrator’s recommendation, the Committee will memorialize the approval on the Proxy Override Request Form and communicate the revised voting instruction to the Proxy Administrator.

4.             The Committee will preserve a copy of each submitted Proxy Override Request Form, whether or not approved, and supporting documentation with the records of the Committee and in accordance with the recordkeeping requirements contained herein.

VII.         Recordkeeping

The Advisor shall make and retain the following documentation:

1.             All proxy voting policies and procedures;

2.             A copy of each proxy statement it receives regarding advisory client securities(1);

3.             A record of each vote cast by the Advisor (or its designee) on behalf of an advisory client;

4.             A record of all oral and a copy of all written communications received and memoranda or similar documents created by the Advisor that were material to making a decision on voting advisory client securities; and

5.             A record of each advisory client’s request for proxy voting information and the Advisor’s response, including the date of the request, the name of the advisory client and date.

(1) If necessary, the Advisor will normally have access to such proxy statements through the Securities and Exchange Commission’s website, www.sec.gov.  Similarly, the Proxy Administrator will retain records of each vote cast on behalf of Advisor clients.

All books and records required to be maintained hereunder, shall be maintained and preserved in an easily accessible place, which may include the Proxy Administrator’s offices, for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisor.

VIII.        Review of Policy

The Committee shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

PROXY OVERRIDE REQUEST FORM

Date:

Company:

Date of Proxy:

Date of Meeting:

Person Requesting Override:

Is the Company or one of its affiliates a client or actively solicited prospective client of the Advisor?

No:

Yes: (identify and explain):

Other Potential Conflicts:

Did anyone contact the Advisor to change its vote?

No:

Yes (identify and explain)

Override vote for:

All client accounts holding a Company proxy; or

Specific accounts (identify):

Please override ISS’s recommendation and vote the following resolutions as indicated (attach additional sheets of paper if more space is needed).

Resolution:

Rationale:

Approval:

Date:

(Note:  attach a record of all oral, and a copy of all written, communications received and memoranda or similar documents created that were material to making a decision on the resolution in question.)

APPENDIX C

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

PROXY VOTING POLICY AND PROCEDURES

ISS PROXY VOTING GUIDELINES SUMMARY

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients’ best interest.

Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2004 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO’s Investment Policy Committee.  The Committee is responsible for approving EIMCO’s proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis.  The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients.  Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest.  In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO’s Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

PROXY VOTING GUIDELINE SUMMARY

I.              THE BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

•              Attend less than 75 percent of the board and committee meetings without a valid excuse

•              Implement or renew a dead-hand or modified dead-hand poison pill

•              Ignore a shareholder proposal that is approved by a majority of the shares outstanding

•              Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•              Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

•              Are inside directors and sit on the audit, compensation, or nominating committees

•              Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II.            PROXY CONTESTS

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III.           AUDITORS

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent registered public accounting firm has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IV.           PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company’s other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.            TENDER OFFER DEFENSES

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI.           MISCELLANEOUS GOVERNANCE PROVISIONS

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.         CAPITAL STRUCTURE

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control—Will the transaction result in a change in control of the company? Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

•              adverse governance changes

•              excessive increases in authorized capital stock

•              unfair method of distribution

•              diminution of voting rights

•              adverse conversion features

•              negative impact on stock option plans

•              other alternatives such as spinoff

VIII.        EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX.           STATE OF INCORPORATION

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis.

X.            MERGERS AND CORPORATE RESTRUCTURINGS

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

XI.           MUTUAL FUND PROXIES

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

•              attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business.  Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•              ignore a shareholder proposal that is approved by a majority of shares outstanding

•              ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•              are interested directors and sit on the audit or nominating committee

•              are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund’s target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund’s target market.

Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company’s past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund’s Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Sub-advisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor’s reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund’s NAV and the history of shareholder relations.

XII.         SOCIAL AND ENVIRONMENTAL ISSUES

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

APPENDIX D

SECTORAL ASSET MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

I.      INTRODUCTION

Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended (the “Advisors Act”) requires an Advisor with voting responsibilities for its client’s securities to comply with the following responsibilities:

1.         Policies must be in writing;

2.         Policies must describe how the Advisor addresses material conflicts between its interests and the interests of the clients with respect to proxy voting;

3.         Policies must describe how the Advisor resolves those conflicts in the interest of clients;

4.         An Advisor must disclose to clients how they can obtain information from the Advisor on how the Advisor voted their proxies; however, a client is only entitled to know how the Advisor voted that client’s proxies and not those of other clients;

5.         An Advisor must describe its proxy voting procedures to clients and furnish clients a copy of the voting procedures upon request; and

6.         An Advisor must keep the following records for five years, the first two years in an appropriate office of the Advisor:

A.        Copies of its proxy voting policies and procedures;

B.        Copies of each proxy statement received;

C.        Records of votes cast;

D.        Records of all communications received whether oral or written;

E.         Internal documents created that were material to the voting decision; and

F.         A record of each client request for proxy voting records (including the date of the request, the name of the client and date of the response) and the Advisors response.

7.         An Advisor must take steps that are reasonable under the circumstances to verify that it has actually received all the proxies for which it has voting authority;

8.         In voting proxies, an Advisor must act prudently and solely in the interest of clients.

II.            PROXY VOTING AUTHORITY

Unless otherwise specifically directed by a client in writing, we are responsible for the voting of all proxies related to securities that we manage on behalf of our clients.  Any directions from clients to the contrary must be provided in writing.

1.         Statements of policies and procedures

A.        Policy Statement.  The Advisors Act requires us, at all times, to act solely in the best interest of our clients.  We have adopted and implemented these Proxy Voting Policies and Procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisors Act.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value.  Accordingly, we generally vote proxies in accordance with management’s recommendations.  This reflects the basic investment criteria that good management is shareholder focused.  However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.  For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, we may from time to time vote proxies against management’s recommendations.

B.        Conflicts of Interest.  We have established the following policies to prevent the occurrence of a conflict of interest:

i.          We do not manage any pension plan of companies in which we invest.

ii.         Neither we nor our affiliates offer any other services than investment advisory.

iii.        Our officers do not participate on the board of any company in which we could invest (i.e., in the health care or biotechnology industry). Insofar as one of our external directors is a member of a board of a company in our universe, we will not invest in that company.

iv.        We offer the option to our clients to vote or not their proxies.

v.         As described below we have delegated at our expense voting of proxies to a third party.

vi.        If a client wishes to intervene in the proxy voting process, they are free to do so.

Although we believe the above measures will largely prevent the occurrence of material conflicts of interest, we acknowledge that other conflicts of interest may arise from time to time and we take additional measures to address those conflicts.  Specifically, we review proxies to assess the extent, if any, to which there may be a material conflict between the interests of our clients and our interests (including those of our affiliates, directors, officers, employees and other similar persons) (referred to hereafter as a “potential conflict”).  We perform this assessment on a proposal-by-proposal basis.  A potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy.  If we determine that a potential conflict may exist, we shall promptly report the matter to Jérôme Pfund (the “Compliance Officer”).  The Compliance Officer shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict).  Without limiting the generality of the foregoing, the Compliance Officer may determine that we resolve a potential conflict in any of the following manners:

i.          If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined policies and guidelines, provided that such pre-determined policy involves little discretion on our part;

ii.         We may disclose the potential conflict to our clients and obtain the consent of a majority in interest of our clients before voting in the manner approved by a majority in interest of our clients;

iii.        We may engage an independent third-party to determine how the proxy should be voted; or

We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C.        Limitations on Our Responsibilities.

i.          Limited Value.  We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

ii.         Unjustifiable Costs.  We may abstain from voting a client proxy for cost reasons (e.g, costs associated with voting proxies of non-U.S. securities).  In accordance with our fiduciary duties, we will weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent.  Our decision will take into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

iii. Special Client Considerations.

a.         Client Guidelines.  We vote a client’s proxies in accordance with the client’s investment guidelines.

b.         Mutual Funds.  We vote proxies of our mutual fund clients, if any, subject to the funds’ applicable investment restrictions.

c.         ERISA Accounts.  We vote proxies of our ERISA clients, if any, in accordance with our duty of loyalty and prudence, in compliance with the plan documents, as well as our duty to avoid prohibited transactions.

iv.        Shareblocking.  Shareblocking occurs when certain foreign countries “freeze” company shares from trading at the custodian/sub-custodian level in order to vote proxies relating to those shares.  In markets where shareblocking occurs, the custodian or sub-custodian of the client’s account automatically freezes shares prior to a shareholder meeting until a proxy has been voted.  Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market.  In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period.  Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote.  Our policy is generally to vote all shares in shareblocking countries unless, in our experience, trade settlement would be unduly restricted.

v.         Securities on Loan.  Generally, voting rights pass with the securities on loan; however, lending agreements may give the lender the right to terminate the loan and recall loaned securities provided sufficient notice is provided to the client’s custodian bank in advance of the voting deadline.  To the extent a client loans securities consistent with its guidelines, we are not required to vote securities on loan unless we have knowledge of a material voting event that could affect the value of the loaned securities.  In this event, we may, in our sole discretion, instruct the custodian to call back the loaned securities in order to cast a vote at the upcoming shareholder meeting.

vi.        Client Direction.  Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients.  A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures.  We will follow any such written direction for proxies after our receipt of such written direction.

D.        Disclosure.  A client for whom we are responsible for voting proxies may obtain information from us regarding how we voted the client’s proxies.  Clients should contact their portfolio manager to make such a request.

E.         Review and Changes.  We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience,

evolving industry practices and developments in applicable laws and regulations.  Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client.  Clients may request a current version of our Proxy Voting Policies and Procedures from their portfolio manager.

F.         Delegation.  As described in Item 5 below, we have delegated certain of our responsibilities under these Proxy Voting Policies and Procedures to a third party, Institutional Shareholder Services (“ISS”), but we have retained final authority and fiduciary responsibility for proxy voting and we will monitor ISS’s compliance with these Proxy Voting Policies and Procedures.

4. Administration of Policies and Procedures

A.        Compliance Officer.  The Compliance Officer is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues.  The Compliance Officer also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility.  While the Compliance Officer sets voting guidelines and serves as a resource for our portfolio management, he does not have proxy voting authority for any fund.  The ultimate responsibility for proxy voting stays with the Chief Investment Officer.

B.        Investment Support Group.  The Investment Support Group (“Investment Support Group”) of ISS is responsible for administering the proxy voting process as set forth in the Policies and Procedures. ISS shall be responsible for analyzing voting and keeping records of all proxy ballots on our behalf under the contact entered into between Fairvest and Sectoral Asset Management on July 3, 2003. ISS shall vote in accordance with the guidelines agreed upon between ISS and us.

C.        Proxy Administrator.  The Investment Support Group of ISS will assign a Proxy Administrator (“Proxy Administrator”) who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

5. How Proxies are Reviewed, Processed and Voted

In order to facilitate the proxy voting process, we have retained ISS as an expert in the proxy voting and corporate governance area.  ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services.  These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts.  While we rely upon ISS research in establishing our proxy voting guidelines, and many of our guidelines are consistent with ISS positions, we may deviate from ISS recommendations on general policy issues or specific proxy proposals.  A summary of the proxy voting guidelines, prepared by ISS and agreed upon by us, is available to our clients on request.

A.        Vote Execution and Monitoring of Voting Process.  Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS’s

ProxyMaster system.  ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to us indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted.  When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Fund has not yet been recorded in the computer system.   The custodians of the clients who have delegated the proxy voting authority to us shall forward all ballots to ISS. To ensure that the custodians forward all ballots to ISS, we shall send a holdings report to ISS at the end of every month. ISS shall analyze each matter coming up for shareholder vote and shall decide and vote on the same. We can view this decision via an electronic link to ISS.  If a portfolio manager wishes to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile. ISS shall also keep a record of all proxies voted on our behalf.

B.        Monitoring and Resolving Conflicts of Interest.  We are also responsible for monitoring and resolving possible material conflicts between our interests and those of our clients with respect to proxy voting.  Application of our guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by us using recommendations from ISS, an independent third party.  However, for proxy votes inconsistent with our guidelines, together with the Proxy Administrator, we will review all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable.  We also assesses whether any business or other relationships between us and a portfolio company could have influenced an inconsistent vote on that company’s proxy.  Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Compliance Officer for immediate resolution.

6. Reporting and Record Retention

Vote Summary Reports will be generated for each client that requests us to furnish proxy voting records.  The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue.  Reports normally cover quarterly or annual periods.  All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

The Advisor retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently.  In addition, any document material to a proxy voting decision such as our voting guidelines, and other internal research relating to voting decisions will be kept.  Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request.  All proxy voting materials and supporting documentation are retained for six years.

PART C

Other Information

PART C

Other Information

Firsthand Funds

Form N-1A

Part C

Item 23.  Exhibits.

(a)                      Declaration of Trust.

(i)                          Declaration of Trust as adopted on November 11, 1993 - Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission (the “SEC”) on May 11, 1999 (“Post-Effective Amendment No. 7”).

(ii)                       Amendment to Declaration of Trust as adopted on February 14, 1998 - Incorporated by reference to Post-Effective Amendment No. 7.

(iii)                    Amendment to Declaration of Trust as adopted on August 11, 2001 – Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement as filed with the SEC on December 3, 2001.

(b)                     Bylaws.

(i)                          Amended By-Laws as adopted on February 7, 2004 – Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement as filed with the SEC on April 29, 2004.

(c)                      Instruments Defining Rights of Security Holders - Incorporated by reference to the Declaration of Trust and By-Laws.

(d)                     Investment Advisory Agreements.

(i)                          Master Investment Advisory Agreement between Registrant and Firsthand Capital Management, Inc., dated August 10, 2002 – Incorporated by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement as filed with the SEC on April 30, 2003 (“Post-Effective Amendment No. 26”).

(ii)                       Investment Advisory Agreement between Registrant and Firsthand Capital Management, Inc. dated November 5, 2005 – Filed herewith.

(iii)                    Form of Investment Sub-Advisory Agreement among Registrant, Firsthand Capital Management, Inc. and Evergreen Investment Management Co., LLC, dated December 9, 2005 – Filed herewith.

(iv)                   Form of Investment Sub-Advisory Agreement among Registrant, Firsthand Capital Management, Inc. and Sectoral Asset Management, Inc. dated November 8, 2005 – Filed herewith.

(e)                      Distribution Agreement.

(i)                          Amended and Restated Distribution Agreement between Registrant and ALPS Distributors, Inc., dated August 11, 2001 – Incorporated by reference to Post-

Effective Amendment No. 22  to the Registrant’s Registration Statement as filed with the SEC on December 31, 2001 (“Post-Effective Amendment No. 22”).

(ii)                       Distribution Agreement between Registrant and ALPS Distributors, Inc., dated September 30, 2005 — Incorporated by reference to Post-Effective Amendment No. 29.

(f)                        Bonus or Profit Sharing Contracts - Not Applicable.

(g)                     Custody Agreement.

(i)                          Custody Agreement between Registrant and State Street Bank and Trust Company, dated May 1, 2000 – Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement as filed with the SEC on August 18, 2000.

(ii)                       Amendment to Custody Agreement between Registrant and State Street Bank and Trust Company, dated May 12, 2001 – Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement as filed with the SEC on December 7, 2001 (“Post-Effective Amendment No. 21”).

(h)                     Other Material Contracts.

(i)                          Second Amended and Restated Administration Agreement between Registrant and Firsthand Capital Management, Inc., dated November 10, 2001 – Incorporated by reference to Post-Effective Amendment No. 21.

(ii)                       Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated March 15, 2000 – Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement as filed with the SEC on April 28, 2000 (“Post-Effective Amendment No. 12”).

(iii)                    Delegation Amendment to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated July 24, 2002 – Incorporated by reference to Post-Effective Amendment No. 26.

(iv)                   Amended and Restated Sub-Administration Agreement among Registrant, Firsthand Capital Management, Inc. and State Street Bank and Trust Company, dated November 10, 2001 – Incorporated by reference to Post-Effective Amendment No. 21.

(v)                      Investment Accounting Agreement between Registrant and State Street Bank and Trust Company, dated April 30, 2000 – Incorporated by reference to Post-Effective Amendment No. 12.

(vi)                   Sub-Administration Agreement between Registrant and BISYS Fund Services Ohio, Inc., dated June 2, 2005 — Incorporated by reference to Post-Effective Amendment No. 29.

(vii)                Fund Accounting Agreement between Registrant and BISYS Fund Services Ohio, Inc., dated June 2, 2005 — Incorporated by reference to Post-Effective Amendment No. 29.

(viii)             Custodian Agreement between Registrant and PFPC Trust Company, dated July 8, 2005 — Incorporated by reference to Post-Effective Amendment No. 29.

(i)                         Legal Opinion - Consent of Counsel is filed herewith.

(j)                         Other Opinion - Consent of Independent Certified Public Accountants is filed herewith..

(k)                      Omitted Financial Statements - Not Applicable.

(l)                         Agreement Relating to Initial Capital.

(i)                          Agreement Relating to Initial Capital - Incorporated by reference to Registrant’s Registration Statement on Form N-1A.

(m)                   Rule 12b-1 Plans.

(i)                         Plan of Distribution pursuant to Rule 12b-1 - Advisor Class shares – Incorporated by Reference to Post-Effective Amendment No. 22.

(n)                     Amended and Restated Rule 18f-3 Plan – Incorporated by Reference to Post-Effective Amendment No. 22.

(p)                     Codes of Ethics.

(i)                          Amended and Restated Code of Ethics for Registrant and Firsthand Capital Management, Inc. dated June 18, 2004 - Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2005 (“Post-Effective Amendment No. 28”).

(ii)                       Code of Ethics for ALPS Distributors, Inc., dated May 1994 and revised December 31, 2004 – Incorporated by reference to Post-Effective Amendment No. 28.

Item 24.  Persons Controlled by or Under Common Control with Registrant.

None

Item 25.  Indemnification.

Under section 3817(a) of the Delaware Statutory Trust Act, a Delaware statutory trust has the power to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. Reference is made to sections 5.1 and 5.2 of the Declaration of Trust of the Registrant pursuant to which no trustee, officer, employee or agent of the Trust shall be subject to any personal liability, when acting in his or her individual capacity, except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust shall indemnify each of its trustees, officers, employees and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any actions, suits or other proceedings by reason of his or her being or having been a trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in or with bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust will comply with Section 17(h) of the Investment Company Act of 1940, as amended (the “1940 Act”) and 1940 Act Release Number 7221 (June 9, 1972) and Number 11330 (September 2, 1980).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing, the Trust has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore may be unenforceable. In the event that a claim for indemnification (except insofar as it provides for the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Trust by such trustee, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Indemnification provisions exist in the Master Investment Advisory Agreement, the Administration Agreement and the Distribution Agreement that are substantially identical to those in the Declaration of Trust noted above.

The Trust maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Trust, its Trustees and officers, and its Investment Adviser. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26.  Business and Other Connections of the Investment Adviser.

Not Applicable.

Item 27.  Principal Underwriters.

(a)                      ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: Accessor Funds, Agile Funds, Ameristock Mutual Funds, Inc., Clough Equity Allocation Fund, Clough Global Allocation Fund, DIAMONDS Trust, Drake Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust, First Funds, Forward Emerald Funds, Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone, Nasdaq 100 Trust, PowerShares Exchange-Traded Funds Trust, Reaves Utility Income Fund, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, Stonebridge Funds, Inc., W. P. Stewart Funds, Wasatch Funds, and Williams Capital Management Trust.

(b)                     To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name and Principal Business Address*	Positions and Offices with Registrant	Positions and Offices with Underwriter
W. Robert Alexander	Chairman of the Board of Trustees	Director, Chairman, of the Board, Chief Executive Officer

Thomas A. Carter	None	Managing Director – Sales and Finance Treasurer

Edmund J. Burke	None	Director and President

Name and Principal Business Address*	Positions and Offices with Registrant	Positions and Offices with Underwriter
Robert Szydlowski	None	Chief Technology Officer

Jeremy O. May	None	Managing Director-Operations and Client Services and Secretary

Rick A. Pederson	None	Director

Tane T. Tyler	Secretary	Chief Legal Officer

Bradley J. Swenson	None	Chief Compliance Officer

Dan Dolan	None	Director of Wealth Management Strategies

*       The principal business address for each of the above directors and executive officers is 1625 Broadway, Suite 2200, Denver, Colorado 80202.

(c)                                  Not Applicable.

Item 28.  Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the Rules promulgated thereunder, will be maintained as follows:

For the Investment Adviser - 125 South Market, Suite 1200, San Jose, CA 95113;

For the Administrator - 125 South Market, Suite 1200, San Jose, CA 95113 and 3435 Stelzer Road, Columbus, Ohio 43219;

For Investment Accounting Record – 3435 Stelzer Road, Columbus, Ohio 43219;

For the Custodian - 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, Pennsylvania 19153;

For Distribution - 1625 Broadway, Suite 2200, Denver, CO 80202.

Item 29.  Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 30.  Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose and the State of California on the 21st day of December, 2005.

FIRSTHAND FUNDS

By:	/s/ Kevin Landis
Kevin Landis, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Michael Lynch*
Michael Lynch	Trustee	December 21, 2005

Jerry Wong*
Jerry Wong	Trustee	December 21, 2005

/s/ Kevin Landis
Kevin Landis	President and	December 21, 2005
Chairman of the
Board of Trustees

Omar Billawala*
Omar Billawala	Treasurer	December 21, 2005

*By:	/s/ Kevin Landis
Kevin Landis, attorney-in-fact pursuant to powers of attorney